Exhibit 10.23

REAL ESTATE PURCHASE

AND SALE AGREEMENT

by and between

1800 WEST LOOP HOUSTON, LTD.

and

KBS CAPITAL ADVISORS LLC

Dated as of November 5, 2012

for

1800 West Loop South, Houston, Texas

i

Exhibits

A    -    Legal Description of Land
B    -    List of Equipment, Fixtures and Personal Property
C    -    Rent Roll
D    -    List of Contracts
E    -    List of Licenses
F    -    Escrow Instructions
G-1    -    Special Warranty Deed
G-2    -    Bill of Sale
G-3    -    Assignment of Contracts, Licenses, Leases and Intangibles
H    -    Disclosure of Lease Matters/Pending Commissions
I    -    Telecommunications Agreements to be Assumed by Purchaser
J    -    Tenant Estoppel Certificate
K    -    Recertification of Representations and Warranties
L    -    Form of Tenant Notification Letter
M    -    List of Purchaser’s 3-14 Audit Documents and Questions

Schedule 8 – Disclosure

REAL ESTATE PURCHASE AND SALE AGREEMENT

Summary Statement

This Summary Statement is attached to and made a part of that certain Real Estate Purchase and Sale Agreement by and between the Seller and Purchaser referenced below.

1.	DATE OF AGREEMENT: November 5, 2012

2.	SELLER: 1800 WEST LOOP HOUSTON, LTD.

3.	PURCHASER: KBS CAPITAL ADVISORS LLC

4.	PROPERTY DESCRIPTION:
a) Address:    1800 West Loop South, Houston, Texas
b) Nature of Improvements:    high-rise office and parking garage

5.	PURCHASE PRICE: $68,500,000

6.	EARNEST MONEY: $3,400,000

7.	INTENTIONALLY OMITTED

8.	APPROVAL DATE: November 20, 2012

9.	CLOSING DATE: November 28, 2012

10.	TITLE COMPANY: Chicago Title Insurance Company – Commercial
712 Main
Suite 2000E
Houston, TX 77002-3218
Phone: (713) 229-8484 (x3245)
Fax: (713) 238-9177
Attn: Karen Highfield
KHighfield@fnf.com
PURCHASER’S ADDRESS:    KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660

Phone: (949) 797-0305
Fax: (949) 417-6518
Attn: Brian Ragsdale
bragsdale@kbs-ca.com
with a copy to:
Jim Chiboucas, Esq.
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Phone: (949) 417-6555
Fax: (949) 417-6523
jchiboucas@kbsrealty.com
and

Greenberg Traurig LLP
1750 Tysons Boulevard, Suite 1200
McLean, VA 22102
Phone: (703) 749-1327
Fax: (703) 714-8327
Attn: Scott Morehouse, Esq.
morehouses@gtlaw.com

11.	SELLER’S ADDRESS: c/o Pearlmark Real Estate Partners, L.L.C.
200 West Madison Street, Suite 3200
Chicago, IL 60606
Phone: (312) 499-1914
Fax: (312) 499-1901
Attn: Matt Haley
mhaley@pearlmarkrealestate.com

with a copy to:

Drane Freyer & Lapins Limited
200 West Madison Street, Suite 3200
Chicago, IL 60606
Phone: (312) 827-7102
Fax: (312) 827-7111
Attn: Wendy Freyer
wfreyer@dfllaw.com

12.	BROKERS: CBRE, Inc. (“Seller’s Broker”)

REAL ESTATE PURCHASE AND SALE AGREEMENT
THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of the Date of Agreement set forth on the Summary Statement (the “Date of Agreement”) by and between 1800 WEST LOOP HOUSTON, LTD. (“Seller”), and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Purchaser”).
RECITALS
A.    Seller is the owner of certain real property legally described in Exhibit A attached hereto (the “Land”) and all buildings, fixtures and other improvements situated on the Land (collectively, the “Improvements”), said Land and the Improvements are described on Line 4 of the preceding Summary Statement which is attached to and incorporated into this Agreement (the “Summary Statement”).
B.    Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Land and the Improvements, together with all of the other property and interests of Seller described in Section 1 below, subject to the terms and conditions contained herein.
AGREEMENTS
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
1.AGREEMENT FOR PURCHASE AND SALE.
Seller agrees to sell, and Purchaser agrees to purchase, subject to the terms and conditions contained herein, the Land and the Improvements, together with all of Seller’s right, title and interest in and to:
(a)    (i) all rights of way, tenements, hereditaments, easements, water and water rights, utility capacity and appurtenances, if any, in any way belonging or appertaining to the Land and the Improvements and (ii) all adjoining streets, alleys, roads, parking areas, curbs, curb cuts, sidewalks, landscaping, signage, sewers and public ways (collectively, the “Appurtenant Rights”); and
(b)    all Seller’s fixtures attached to the Improvements, furniture, appliances and equipment located at and used in connection with the ownership, operation and maintenance of the Land or the Improvements, including without limitation (i) all heating, lighting, air conditioning, ventilating, plumbing, electrical or other mechanical equipment and (ii) the personal property listed in Exhibit B attached hereto (collectively, the “Personal Property”); and
(c)    all leases, tenancies and rental or occupancy agreements granting possessory rights in, on or covering the Land or Improvements, together with all modifications, extensions, amendments and guarantees thereof, to the tenants listed in Exhibit C attached hereto, together with such other leases of the Improvements as may be made prior to Closing in accordance with the terms of this Agreement (collectively, the “Leases”); and
(d)    to the extent assignable, all contracts, agreements, guarantees, warranties and indemnities, if any, affecting the ownership, operation, management and maintenance of the Land, Improvements, Appurtenant Rights, Personal Property and Leases, including without limitation those items listed in Exhibit D attached hereto which are not hereafter rejected by Purchaser pursuant to Section 9(g) (collectively, the “Contracts”); and
(e)    to the extent assignable, all (i) plans, drawings, specifications, blueprints and surveys relating in any way to the Land, Improvements, Appurtenant Rights, Personal Property, Leases or Contracts, (ii) licenses, franchises, occupancy and use certificates, permits, authorizations, consents, variances, waivers, approvals and the like from any governmental or quasi-governmental entity or instrumentality affecting the ownership, operation or maintenance of the Land or the Improvements, and (iii) all intangible rights and property, including, without limitation, the 1800westloop.com website, all rights of ownership and use of any trade names (excluding Pearlmark or any derivation thereof) used in connection with the Land or Improvements, including without limitation the items listed in Exhibit E attached hereto (collectively, the “Licenses”).
The Land, Improvements, Appurtenant Rights, Personal Property, Leases, Contracts and Licenses and other property described above are collectively referred to herein as the “Property.”
2.    PURCHASE PRICE.
The purchase price for the Property (the “Purchase Price”) shall be the amount set forth in Line 5 of the Summary Statement. The Purchase Price, plus or minus prorations and adjustments provided for herein, shall be paid in cash or cash equivalent to Seller on or before 2:00 p.m. (Chicago time) on the Closing Date (as hereinafter defined).
3.    EARNEST MONEY.
Within two (2) business days after the Date of Agreement, Purchaser shall deposit into the Escrow (as hereinafter defined) cash or certified funds in the amount set forth in Line 6 of the Summary Statement as an earnest money deposit (together with any interest thereon, the “Earnest Money”). The Earnest Money shall be invested in accordance with Purchaser’s direction and held in accordance with this Agreement and the escrow instructions (the “Escrow”) attached hereto as Exhibit F, and except as otherwise provided herein, all interest earned on the Earnest Money shall remain the property of and be paid to Purchaser. The cost of the investment of the Earnest Money shall be paid from the interest earned thereon before the Title Company pays out such interest or by Purchaser. Upon the closing of the transaction contemplated by this Agreement, the Earnest Money shall be paid to Seller and Purchaser shall receive a credit against the Purchase Price in the amount thereof. If the transaction does not so close, the Earnest Money shall be disbursed in accordance with the terms of this Agreement.

4.    CLOSING.
Subject to terms and conditions of this Agreement, the closing of the transaction contemplated by this Agreement (the “Closing”) shall take place on the date set forth on Line 9 of the Summary Statement (the “Closing Date”) at the offices of the Title Company, or as the parties shall otherwise agree. On the Closing Date, Seller shall transfer and convey title to the Property to Purchaser free and clear of all liens and encumbrances, other than real and personal property taxes not yet due and payable and such title exceptions as may be permitted pursuant to Section 6 below and in accordance herewith and with the Escrow.
5.    ESCROW.
This transaction shall be closed through the Escrow. Upon the creation of the Escrow, anything herein to the contrary notwithstanding, the transfer and conveyance of the Property, the payment of funds and the delivery of the Closing Documents (as defined below) and certain other documents required to close the transaction contemplated by this Agreement shall be made through the Escrow. The Closing shall take place so that simultaneously on the Closing Date, the Title Policy (as hereinafter defined) will be delivered to Purchaser and Seller shall receive the net sale proceeds.
6.    TITLE COMMITMENT.
Seller has delivered or made electronically available to Purchaser a current ALTA Form B title commitment (or such other comparable form as is customary in the state where the Property is located) (the “Title Commitment”) for an owner’s title insurance policy issued by the title company identified in Line 10 of the Summary Statement (the “Title Company”) to be in the amount of the Purchase Price, covering title to the Land, Improvements and Appurtenant Rights, together with legible copies of each of the documents underlying the title exceptions listed therein. Seller shall deliver or cause the Title Company to promptly deliver the Title Commitment and underlying documentation to the surveyor preparing the Survey (as defined below).
On or before the date that is three (3) days before the Approval Date (the “Title Objection Date”), Purchaser will notify Seller in writing (the “Exception Notice”) as to those title exceptions listed in the Title Commitment which it will accept (the “Permitted Exceptions”). If Purchaser fails to provide Seller the Exception Notice on or before the Title Objection Date, the title exceptions listed in the Title Commitment shall be deemed to be Permitted Exceptions and Purchaser shall be deemed to have waived its right to object to such exceptions. Seller shall have the right, but not the obligation, until the sooner of (x) the Closing Date, or (y) the date which is ten (10) days after the date Seller receives the Exception Notice (the sooner of which is hereinafter referred to as the “Title Clearance Date”) to have all title exceptions other than Permitted Exceptions (collectively, the “Unpermitted Exceptions”) removed from the Title Commitment or to have Title Company commit to insure, at Seller’s expense and in a form acceptable to Purchaser in its sole discretion, against any and all loss or damage that may be occasioned by any such Unpermitted Exceptions. If Seller fails on or before the Title Clearance Date to reasonably demonstrate to Purchaser that the Unpermitted Exceptions have been removed, or in the alternative, that Seller has obtained a commitment for title indemnification or title insurance in a form acceptable to Purchaser in its sole discretion over such Unpermitted Exceptions, then, in either such case, Purchaser shall, as its sole remedy, have the option (the “Title Election”) to either (i) terminate this Agreement, in which case the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement), and receive a return of the Earnest Money, or (ii) proceed with Closing, in which case the Purchase Price shall be reduced by an amount equal to the aggregate amount of all tax, judgment, mechanics’ and other liens of a definite and ascertainable amount not in excess of $150,000 that constitute Unpermitted Exceptions and Purchaser shall be deemed to have waived any objection to any other Unpermitted Exceptions. Notwithstanding the foregoing, to the extent that an Unpermitted Exception is in the form of lien to secure a borrowing of monies by Seller, any other voluntary lien permitted by Seller as evidenced by Seller’s execution of such lien instrument or a mechanics’ lien for work directly contracted for by Seller in writing, then the $150,000 limitation shall not apply to such lien. If Purchaser fails to notify Seller of its Title Election by the earlier of the Closing Date or five (5) days after the Title Clearance Date, Purchaser shall be deemed to have elected to proceed with the Closing, as set forth in subclause (ii) above.
7.    SURVEY.
Seller has ordered a survey of the Land and Improvements (the “Survey”), to be dated on or about the Date of Agreement and prepared by Prejean & Company, Inc. The Survey shall be certified to Seller, Purchaser, Purchaser’s lender (if any), and Title Company as having been prepared substantially in accordance with the current minimum standard detail requirements for an Urban Land Title Survey jointly adopted by the American Land Title Association and the American Congress of Surveying and Mapping. Seller shall deliver or cause to be delivered a copy of the Survey to Purchaser and to the Title Company.
On or before the date that is three (3) days before the Approval Date (the “Survey Objection Date”), Purchaser shall notify Seller in writing as to those encroachments, gaps, gores and other matters depicted on the Survey, which Purchaser will not accept (the “Survey Defects”). If Purchaser fails to provide Seller with written notice of any Survey Defects on or before the Survey Objection Date, Purchaser shall be deemed to have waived its right to object to matters of survey (and to any related title exceptions raised on the Title Commitment in connection with survey matters). Seller shall have the right, but not the obligation, until the sooner of (x) the Closing Date, or (y) the date which is ten (10) days after the date Seller receives notice of the Survey Defects (the soonest of which is hereinafter referred to as the “Survey Clearance Date”) to have the Survey Defects removed from the Survey or to have Title Company commit to insure, at Seller’s expense and in a form acceptable to Purchaser in its sole discretion, against any and all loss or damage that may be occasioned by any such Survey Defect. If Seller fails on or before the Survey Clearance Date to reasonably demonstrate to Purchaser that the Survey Defects have been removed, or in the alternative, that Seller has obtained a commitment for title indemnification or title insurance in a form acceptable to Purchaser in its sole discretion over such Survey Defect, then, in either case, Purchaser shall, as its sole remedy, have the option (the “Survey Election”) to either (i) terminate this Agreement, in which case the Earnest Money shall be returned to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement), or (ii) proceed with Closing, in which case Purchaser shall be deemed to have waived any objection to such Survey Defects. If Purchaser fails to notify Seller of its Survey Election by the earlier of the Closing Date or five (5) days after the Survey Clearance Date, Purchaser shall be deemed to have elected to proceed with the Closing as set forth in subclause (ii) above.
8.    REPRESENTATIONS AND WARRANTIES.
(a)    As used in this Section 8, references to “Seller’s actual knowledge” shall mean the actual knowledge of Ronald I. Miles, a managing director of Pearlmark Real Estate Partners, L.L.C. and Edward J. Easton of the Easton Group, who are the persons with primary responsibility for the Property on behalf of Seller, without investigation or inquiry of any other person or entity. Seller represents and warrants to Purchaser, as of the Date of Agreement and again on the Closing Date, as follows:
(i)    Except as shown on (x) the rent roll attached hereto as Exhibit C (as to the representation made on the Date of Agreement), (y) the rent roll delivered on the Closing Date pursuant to Section 11(b) below (as to the representation made as of the Closing Date) (as applicable, the “Rent Roll”) or (z) the Title Commitment, the Licenses or the Telecommunications Agreements (as hereinafter defined), there are no persons in possession or occupancy of the Property, or any part thereof, nor are there any persons who have possessory rights with respect to the Property or any part thereof;
(ii)    Except as set forth on Schedule 8 hereto or with respect to environmental laws and Hazardous Substances which are covered by Section 8(a)(viii) rather than this clause (ii), Seller has received no written notice from any governmental authority and Seller has no actual knowledge of any violation of applicable laws, ordinances or regulations related to the Property or the occupancy thereof which have not been heretofore corrected;
(iii)    Neither the execution or delivery of this Agreement, the consummation of the transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof conflict with or result in a material breach of any of the terms, conditions or provisions of any material agreement or instrument to which Seller is a party or by which Seller is bound;
(iv)    To Seller’s actual knowledge and except as set forth on Exhibits D or H (x) there are no leasing commissions now or hereafter due with respect to the Leases for any current terms or exercised renewals, extensions or expansions, and (y) Seller has entered into no leasing brokerage or leasing commission agreements with respect to the Property, where a commission or fee has been earned but not fully paid;
(v)    There are no contracts or agreements materially affecting the operation of the Land or the Improvements (including without limitation management, maintenance, service, supply, purchase, sale, consulting, advertising, promotion, public relations and construction contracts, agreements, commitments, guarantees and warranties but excluding specifically any loan documentation being satisfied at Closing and any agreements or instruments set forth in the Title Commitment) which, subject to Purchaser’s rights pursuant to Section 9(g), will survive Closing and be binding upon Purchaser except as disclosed in Exhibits D, H and I attached hereto; except as may be disclosed in any estoppel letter delivered by Seller to Purchaser in accordance with this Agreement, Seller has received no written notice from any party of any breach, default or failure to perform under any Contracts, Leases, or Telecommunication Agreements that has not heretofore been cured; and Seller has delivered no notice to any other party to any such Contracts, Leases, or Telecommunication Agreements alleging any breach thereunder which has not heretofore been cured;
(vi)    Except as set forth on Schedule 8, there are no claims, causes of action, lawsuits or legal proceedings pending or, to Seller’s actual knowledge, threatened, against Seller regarding the ownership, use or possession of the Property, including without limitation condemnation or similar proceedings;
(vii)    Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business under the laws of the jurisdiction where the Land is located. Seller has all necessary power and authority to enter into this Agreement and to consummate all of the transactions contemplated herein. The individuals executing this Agreement on behalf of Seller (or on behalf of any managers, members or partners of Seller) are duly authorized to execute, deliver and perform this Agreement on behalf of Seller (or on behalf of any managers, members or partners of Seller) and to bind Seller. This Agreement and all documents to be executed by Seller and delivered to Purchaser hereunder (A) are and will be the legal, valid and binding obligations of Seller, enforceable in accordance with their terms, (B) do not or will not contravene any provision of Seller’s organizational documents or any existing laws and regulations applicable to Seller or the Property and (C) will not conflict with or result in a violation of any agreement, instrument, order, writ, judgment or decree to which Seller is a party or is subject or which governs the Property;
(viii)    To Seller’s actual knowledge, except as may be set forth in any environmental audits, investigations or reports provided by Seller hereunder or obtained by or on behalf of Purchaser or Purchaser’s lender, (A) Seller has not conducted or authorized the generation, transportation, storage, treatment or disposal at or from the Property of any Hazardous Substances (as defined in Section 21) in violation of any applicable environmental laws, and (B) Seller has not received any written notice of, any generation, transportation, storage, treatment or disposal at or from the Property of any Hazardous Substances in violation of any applicable environmental laws which has not heretofore been corrected; and
(ix)    Seller has no employees.

(b)    Purchaser represents and warrants to Seller, now and again on the Closing Date, that: (i) Purchaser has all necessary power and authority to enter into this Agreement and to consummate all the transactions contemplated herein, (ii) the individual(s) executing this Agreement on behalf of Purchaser are duly authorized to execute, deliver and perform this Agreement on behalf of Purchaser and to bind Purchaser and (iii) this Agreement and all documents to be executed by Purchaser and delivered to Seller or the Title Company hereunder (A) are and will be the legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms, (B) do not or will not contravene any provision of Purchaser’s organizational documents or any existing laws and regulations applicable to Purchaser, and (C) will not conflict with or result in a violation of any agreement, instrument, order, writ, judgment or decree to which Purchaser is a party or is subject.
(c)    All of the representations and warranties of Seller and Purchaser contained in this Agreement or in any of the Closing Documents are material, none shall merge into the deed herein provided for and all shall survive the Closing Date or termination of this Agreement for a period of six (6) months (the “Survival Period”). All rights of Purchaser hereunder or under any of the Closing Documents, with respect to any surviving representation, warranty, covenant or indemnity shall be deemed waived if Purchaser does not, by written notice to Seller, advise Seller of any alleged breach of representation, warranty or covenant, or any alleged indemnification obligation, prior to the expiration of the Survival Period and if not otherwise resolved to Purchaser’s satisfaction, filed suit within three (3) months after the end of the Survival Period. Subject to the limitation set forth in the immediately preceding sentence, all remedies shall be those set forth in Section 17 below, and notwithstanding anything herein to the contrary, Seller’s liability under any representation, warranty, covenant or indemnity made hereunder or in any of the Closing Documents shall in no event exceed the aggregate Seller’s Maximum Liability (as hereinafter defined). The provisions of this Section 8(c) shall survive the Closing.
9.    SELLER’S COVENANTS.
From and after the Date of Agreement through the Closing Date, Seller and Seller’s agents shall at Seller’s expense:
(a)    use commercially reasonable efforts to deliver to Purchaser, an estoppel letter substantially in the form attached as Exhibit J (or, with respect to any tenant, such other form or requirements as may be provided for in such tenant’s Lease), certified to Purchaser from each tenant at the Property. However, obtaining such estoppel letters in Acceptable Form (as defined below) in sufficient time to enable Purchaser to conduct a reasonable review thereof prior to the Closing (not less than one (1) business day prior to Closing) from tenants who in the aggregate occupy at least eighty percent (80%) of the aggregate occupied rentable space of the Property shall be the “Estoppel Condition”. “Acceptable Form” shall mean that the estoppel letters do not disclose the existence of any uncured defaults beyond any applicable notice and cure periods and do not contain any information materially inconsistent with the terms of the applicable lease. Promptly after the Date of Agreement, Seller shall prepare the estoppel forms and deliver them via email to Purchaser for review and confirmation that they have been completed in accordance with the applicable Lease provisions.  Purchaser shall have two (2) business days to review and comment thereon.  Seller shall incorporate and/or reconcile Purchaser’s timely comments, if any, and thereafter Seller shall promptly deliver the estoppels to the applicable tenants. Seller’s failure to satisfy the Estoppel Condition shall in no instance constitute a default by Seller under this Agreement and in the event of such failure, Purchaser’s sole right shall be either to terminate this Agreement in which case the Earnest Money, and all interest earned thereon, shall be returned to Purchaser, or to waive the Estoppel Condition (to the extent not satisfied) and proceed with the Closing. Notwithstanding the foregoing, the parties agree that Seller shall have a one-time right to extend the Closing Date for up to 30 days in order to attempt to satisfy the Estoppel Condition upon the giving of notice of such election to Purchaser at least two (2) business days prior to the then existing Closing Date. In addition, Seller agrees that upon the request of Purchaser prior to the Approval Date, Seller shall deliver to the tenants at the Property, a reasonable form of subordination non-disturbance and attornment agreement prepared by Purchaser (“SNDA”) and shall request that the tenants execute and return the SNDAs prior to Closing. Purchaser expressly agrees that the failure to obtain SNDAs is not a default or breach by Seller under this Agreement nor is the receipt of any SNDAs a precondition to Purchaser’s obligations hereunder.
(b)    maintain the Property in the condition in which it existed as of the Date of Agreement, normal wear and tear and casualty excepted, free from mechanics’ liens, and operate the Property in a manner consistent with current practice and in accordance with all applicable laws, ordinances, rules and regulations affecting the Property;
(c)    keep in existence all fire and extended coverage insurance policies, and public liability insurance policies with respect to the Property that are in existence as of the Date of Agreement;
(d)    not, after the Approval Date, (i) amend, waive any rights under, terminate or extend any Lease, Contract, License or Telecommunications Agreement, (ii) enter into new leases, contracts, licenses and telecommunications agreements, or (iii) apply any security deposits under the Leases, without Purchaser’s prior written consent. However, prior to the Approval Date, and without Purchaser’s consent, Seller shall have the right to enter into new leases, contracts, licenses and telecommunications agreements, amend and extend leases, contracts, licenses and telecommunications agreements, expand demised premises, enforce and terminate leases, contracts, licenses and telecommunications agreements, provided that Seller gives written notice of such activity to Purchaser reasonably promptly thereafter (and, in any event, at least one (1) business day prior to the Approval Date);
(e)    upon at least twenty-four (24) hours’ notice to Seller, permit Purchaser, its engineer, architect or other agents, during normal business hours (or such other times as are reasonable), to enter onto the Land for the purpose of making inspections thereof;
(f)    promptly advise Purchaser in writing of any changes in circumstances that would render the representations and warranties made by Seller herein false or misleading in any material respect;
(g)    upon written notice from Purchaser on or before the Approval Date, give appropriate notices of termination of Contracts designated by Purchaser (but only to the extent termination is permitted thereunder without a penalty); provided, however, that if the notice period required to terminate such Contracts will not have run prior to Closing, Seller shall assign and Purchaser shall assume any remaining rights and obligations under such Contracts pursuant to the Assignment and Assumption. Notwithstanding the foregoing, Purchaser is not entitled to terminate any of the Contracts referred to in Exhibit H and Purchaser will not be assuming Seller’s property management and leasing agreements with Transwestern;
(h)    not market, solicit, negotiate, or enter into any agreement with any party other than Purchaser for the sale or transfer of any interest (other than leasing in accordance with this Agreement) in the Property;
(i)    keep Purchaser reasonably apprised of leasing activity at the Property and serious negotiations and documentation relating thereto.
Notwithstanding anything to the contrary contained in Section 9(g) above, Purchaser shall not have the right to request Seller to terminate the telecommunications licenses, riser management agreements or rooftop contracts described on Exhibit I attached hereto (the “Telecommunications Agreements”), and at Closing Seller shall assign to Purchaser, and Purchaser shall assume from Seller the Telecommunications Agreements pursuant to the Assignment and Assumption.
10.    APPROVAL DATE.
(a)    During the period (the “Inspection Period”) from the Date of Agreement through the Approval Date identified in Line 8 of the Summary Statement (the “Approval Date”), (A) Seller shall permit Purchaser to examine, at all reasonable times, the books and records (including without limitation historical financial and operating statements) in Seller’s possession or control relating to the Property, (B) Purchaser shall have the right, at all reasonable times, to (I) inspect the Land, Improvements, Appurtenant Rights and Personal Property, (II) review the Leases, the Contracts and the Licenses, (III) interview the tenants and any property manager and leasing agent, and (IV) conduct geophysical feasibility tests of the Property and environmental audit or audits of the Property, including sampling, and (C) Purchaser shall be given complete access to the Property for the purpose of making such tests, inspections and investigations. All of the foregoing inspections, reviews, interviews, tests, investigations and studies to be conducted under this Section 10(a) by Purchaser shall be subject to the following:
(i)    Such studies, tests, inspections, interviews, reviews and investigations shall take place during normal business hours upon reasonable notice to Seller or its designated agents and Seller’s consent shall be required prior to the performance of any drilling, boring or other invasive sampling, testing or procedures and Seller shall be entitled to be present during any such investigation or interview;

(ii)    In the event the Closing does not occur, Purchaser shall, upon written request, promptly return to Seller any documents obtained from Seller or Seller’s agents;
(iii)    Purchaser shall not suffer or permit any lien, claim or charge of any kind whatsoever to attach to the Property or any part thereof caused directly or indirectly by the activities of Purchaser, its agents, engineers, employees, contractors, surveyors, or invitees; and
(iv)    Such tests, investigations and studies shall be at Purchaser’s sole cost and expense and shall not unreasonably interfere with the operation of the Property. In the event of any damage to the Property caused by Purchaser, its agents, engineers, employees, contractors or surveyors (including without limitation pavement, landscaping and surface damage), Purchaser shall pay the reasonable cost incurred by Seller to restore the Property to substantially the condition existing prior to the performance of such tests, investigations or studies; such obligation shall survive the termination of this Agreement.
Purchaser shall defend, indemnify and hold Seller harmless from any and all liability, cost and expense (including without limitation reasonable attorneys’ fees, court costs and costs of appeal) suffered or incurred by Seller for death or injury to persons or property caused by or arising out of Purchaser’s reviews, interviews, investigations, tests, studies and inspections of the Property excluding any such liability, cost or expense resulting directly from and to the extent of the negligence or willful misconduct of Seller or its agents, employees or contractors or Purchaser’s mere discovery of existing conditions on the Property without exacerbating such condition; such obligation shall survive indefinitely the Closing or the earlier termination of this Agreement. Prior to commencing any such tests, studies and investigations, Purchaser shall maintain and shall furnish to Seller a certificate of insurance evidencing comprehensive general public liability insurance insuring the person, firm or entity performing such tests, studies and investigations and listing Seller and Purchaser as additional insureds thereunder. If, in the sole discretion and at the sole election of Purchaser, the Property and/or any of said tests, inspections or investigations are unsatisfactory to Purchaser, in any manner or for any reason in Purchaser’s sole discretion, including without limitation for reasons relating to restrictions on use of the Property, matters relating to zoning, government approvals, title, survey, appraised value or other matters impacting the condition or value of the Property, Purchaser may terminate this Agreement as provided below. If Purchaser notifies Seller, in writing, on or before 5:00 p.m. (Chicago time) on the Approval Date of Purchaser’s election to terminate this Agreement, Purchaser shall, upon written request and provided Seller is not then in default under the terms and provisions of this Agreement, promptly deliver to Seller copies of all documents, studies and reports (without any representation or warranty) obtained by Purchaser in connection with its due diligence (which obligation shall survive the termination of this Agreement), this Agreement shall terminate, the Earnest Money and all interest earned thereon shall be delivered to Purchaser and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive termination of this Agreement). If Purchaser fails to notify Seller, in writing, on or before 5:00 p.m.

(Chicago time) on the Approval Date, of Purchaser’s election to terminate this Agreement, Purchaser’s right to terminate this Agreement under this Section 10(a) shall expire.
(b)    The obligation of Purchaser to close the transaction contemplated by this Agreement is further subject to the condition that: (i) all of the representations and warranties of Seller contained in this Agreement are true and correct, in all material respects, at the Date of Agreement and as of the Closing Date, (ii) the Estoppel Condition is satisfied, (iii) the Title Company is committed to issue the Title Policy, and (iv) all of the obligations and duties of Seller to be performed hereunder and per the Escrow on or before the Closing Date have been substantially completed in a timely manner. Purchaser shall give written notice to Seller within five (5) days after Purchaser’s receipt of any notice disclosing that any Seller representation and warranty is no longer true and correct; provided, however, that Purchaser’s failure to give such written notice shall in no instance constitute a default by Purchaser under this Agreement but shall instead only serve to bar Purchaser from raising such matter as a failure of a condition precedent to Purchaser’s obligation to close the transaction. Purchaser’s election to proceed with the Closing shall result in Purchaser’s waiver of any remedy resulting from the incorrectness in such representation or warranty or from the incorrectness in any other representation or warranty of Seller of which Purchaser shall have knowledge at or prior to Closing. The foregoing waiver shall survive the Closing.
(c)    Prior to the Closing, all information, data and documents relating to the Property (including without limitation those furnished pursuant to the terms and provisions of Section 11(a)) obtained by Purchaser from Seller or any other party or discovered by Purchaser during the term of this Agreement (collectively, the “Confidential Information”) shall be maintained by Purchaser in strict confidence and shall not be revealed to any other party, except Purchaser’s employees, contractors, investors, attorneys and financial advisors (“Purchaser’s Representatives”) and as required by law.  Purchaser shall be liable for any disclosure of the Confidential Information by any of Purchaser’s Representatives.  The provisions of this Section 10(c) shall survive the termination of this Agreement.  Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Purchaser’s (or its permitted assignee’s) right to disclose information relating to this Agreement or the Property (i) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Purchaser or its permitted assignees, (ii) in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental agencies (including the SEC) by any REIT holding, or that is considering holding, an interest (direct or indirect) in any permitted assignee of Purchaser, and (iii) to any broker/dealers in the Purchaser’s or any REIT's broker/dealer network and any of the REIT’s or Purchaser’s investors.
11.    DELIVERY OF DOCUMENTS.
(a)    During the Inspection Period, Seller shall provide Purchaser with access to, or otherwise make available to Purchaser the following, to the extent in the possession or control of Seller:

(i)    the most recent (for the prior twelve (12) months) real estate and personal property tax bills, notices of assessed valuation and utility bills relating to the Property;
(ii)    certificates of occupancy, floor plans, “as built” or working drawings, site plans, specifications and the most recent survey and title policy relating to the Property;
(iii)    the Leases and any material correspondence with respect thereto;
(iv)    the Contracts and Licenses;
(v)    statements of operations and accounts receivable aging reports for the past three (3) complete calendar years and year to date for the current year and general ledgers maintained or prepared for the Property;
(vi)    all audits, reports, test results, and material notifications and correspondence relating to the environmental condition of the Property;
(vii)    all material correspondence and notices to or from any taxing authorities, governmental agencies, utilities or vendors with respect to the Property:
(viii)    property condition reports, structural reports and engineering data, which engineering data is available via the Property’s engineering team during an onsite inspection of the Property.
All materials described in Section 11(a) are available for review in Seller’s office, the office of Seller’s property manager or on a website or similar electronic database maintained by or on behalf of Seller.
Purchaser has informed Seller that Purchaser is required by law to complete with respect to certain matters relating to the Property an audit commonly known as a 3-14 Audit (“Purchaser’s 3-14 Audit”). In connection with the performance of Purchaser’s 3-14 Audit, Seller shall during the Inspection Period make available to Purchaser, (i) the documents which are described on Exhibit M attached hereto, to the extent in existence and in Seller’s possession (collectively, “Purchaser’s 3-14 Audit Documents”) and (ii) provide to Purchaser in written form, if requested in writing by Purchaser, answers to such questions relating to the Property which are set forth in Exhibit M, to the extent such information is in existence and in Seller’s possession; provided however that Seller shall have no liability for any inaccuracy in such answers except to the extent Seller shall be adjudicated to have committed fraud with respect thereto.
(b)    At least one (1) business day prior to the Closing Date (unless a different time is specified below), Seller shall deliver the following documents (the “Closing Documents”) to Purchaser or the Title Company, as appropriate, all duly executed by Seller, where appropriate, each of which shall be a condition precedent to Purchaser’s obligation to close the transaction contemplated by this Agreement (and one or more of which may be waived in writing by Purchaser, in its sole discretion, on or prior to the Closing Date):
(i)    a recordable special warranty deed, in the form of Exhibit G‑1 attached hereto, subject only to the Permitted Exceptions;
(ii)    a bill of sale, in the form of Exhibit G‑2 attached hereto;
(iii)    an assignment and assumption, in the form of Exhibit G‑3 attached hereto (the “Assignment and Assumption”), two originals;
(iv)    an ALTA statement or owner’s affidavit in customary form sufficient to enable Title Company to issue the Title Policy;
(v)    on the Closing Date, Seller’s counterpart of a closing and proration statement;
(vi)    a certification of nonforeign status satisfying Section 1445 of the Internal Revenue Code of 1986, as amended;
(vii)    executed counterparts of real estate transfer declarations, if applicable;
(viii)    evidence of Seller’s existence and authority, including resolutions, to perform its obligations under this Agreement, in form and substance reasonably satisfactory to the Title Company;
(ix)    on the Closing Date, all keys and access cards to, and combinations to locks and other security devices located at, the Property, if applicable;
(x)    on the Closing Date, all of the original Leases, Contracts and Licenses in possession of Seller;
(xi)    a letter executed by Seller advising the tenants under the Leases of the assignment of their respective Leases to Purchaser in the form of Exhibit L hereto;
(xii)    evidence of termination of Contracts designated by Purchaser, if applicable;
(xiii)    a current Rent Roll;
(xiv)    on the Closing Date, all original letters of credit and other non-cash security deposits for which Purchaser is not receiving a credit under Section 14 below, together with documents of assignment running in favor of Purchaser in accordance with Section 14 below;

(xv)    a certificate in the form of Exhibit K recertifying the representations and warranties set forth in Section 8(a) above as of the Closing Date;
(xvi)    on the Closing Date and provided such information may be delivered by leaving it at the Property, originals or copies of the material books and records and lease files for the ownership and operation of the Property provided the foregoing shall exclude any confidential information relating to Seller, Seller’s investment in and returns from the Property, Seller’s projections, analyses and supporting data therefor relating to the Property, and email communications;
(xvii)    such other documents, instruments, gap undertakings, consents or agreements as may be reasonably requested by the Title Company or the escrow agent, in order to issue to Purchaser a TLTA T-1 owner’s title insurance policy (the “Title Policy”) in the amount of the Purchase Price, subject only to the Permitted Exceptions and any Purchaser Exceptions (as defined below); it being understood that the Title Policy may be issued at Closing in the form of the Title Commitment or a pro forma title policy, hand-marked and initialed by the Title Company, and dated as of the Closing Date, so as to be the equivalent of the Title Policy.
(c)     At least one (1) business day prior to the Closing Date (unless a different time is specified below), Purchaser shall deliver the following to Seller or the Title Company, as appropriate, in form and substance reasonably acceptable to Seller, all duly executed by Purchaser, where appropriate, each of which shall be a condition precedent to Seller’s obligation to close the transaction contemplated by this Agreement:
(i)    executed counterparts of the real estate transfer declarations described above;
(ii)    counterparts of the Assignment and Assumption, two originals;
(iii)    on the Closing Date, counterparts of the closing and proration statement;
(iv)    evidence of Purchaser’s existence and authority to perform its obligations under this Agreement, in form and substance reasonably satisfactory to the Title Company;
(v)    to the extent required by the Title Company, an ALTA statement or title affidavit in customary form;
(vi)    a letter executed by Purchaser advising the tenants under the Leases of the assignment of their respective Leases to Purchaser in the form of Exhibit L hereto;

(vii)    on the Closing Date, the Purchase Price, plus or minus prorations and adjustments; and
(viii)    such other documents, instruments or agreements as may be reasonably requested by Seller or Title Company or the escrow agent, in order to issue the Title Policy free of any exceptions raised due to the actions or omissions of Purchaser or its agents or contractors (the “Purchaser Exceptions”), and to otherwise consummate the Closing.
12.    FIRE OR CASUALTY.
In the event of damage to the Property by fire or other casualty prior to the Closing Date, Seller shall promptly notify Purchaser of such fire or other casualty.  If the fire or other casualty causes damage that is Material (as defined below), then Purchaser may elect, by written notice to be delivered to Seller on or before the sooner of (i) the tenth (10th) day after Purchaser’s receipt of such notice or (ii) the Closing Date, to either:  (a) close the transaction contemplated by this Agreement and receive all insurance claims and proceeds payable to Seller as a result of such fire or other casualty, with the same being paid or assigned to Purchaser at Closing together with a credit for any applicable deductibles or (b) terminate this Agreement, and promptly receive a return of the Earnest Money in which case the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement).  If the damage to the Property by fire or other casualty prior to the Closing Date is not Material, then Purchaser shall not have the right to terminate its obligations under this Agreement by reason thereof, and Seller shall have the right to elect to either repair and restore the Property if such repair or restoration may be completed prior to the Closing Date or to assign and transfer to Purchaser on the Closing Date all of Seller’s right, title and interest in and to all insurance proceeds paid or payable to Seller on account of such fire or casualty together with a credit for any applicable deductibles or to credit the estimated cost to repair and restore the Property (as determined by Seller and Purchaser in good faith). For purposes of this Section 12, “Material” shall mean: damage to the Property by fire or other casualty which would (a) cost in excess of 5% of the Purchase Price to repair (as determined by Seller and Purchaser in good faith), (b) cause access to or parking on the Property to be materially and adversely affected for a period of more than 180 days, (c) entitle any tenant(s) whose aggregate square footage of leased and occupied premises exceeds 40,000 rsf to terminate the applicable Lease and such tenant(s) have not waived the right to so terminate, or (d) result in any uninsured loss and for which Purchaser will not receive, at Seller’s election, a credit in the amount of the uninsured loss.
13.    CONDEMNATION.
If, prior to the Closing Date, all or any part of the Property is taken by condemnation or a conveyance in lieu thereof, or if Seller receives notice of a condemnation proceeding with respect to the Property, then Seller shall promptly notify Purchaser of such condemnation or conveyance in lieu thereof. If the taking or threatened taking involves a material portion of the Property (hereinafter defined), Purchaser may elect, by written notice to be delivered to Seller on or before the sooner of (i) the tenth (10th) day after Purchaser’s receipt of such notice, or (ii) the Closing Date, to terminate this Agreement, in which event the Earnest

Money shall be returned to Purchaser, and the parties hereto shall have no further obligations hereunder (except for obligations that are expressly intended to survive the termination of this Agreement). If Purchaser elects to close this transaction notwithstanding such taking or condemnation, Purchaser shall be entitled to any award given to Seller as a result of such condemnation proceedings, with the same being paid or assigned to Purchaser at Closing. As used in this Section 13, a “material portion of the Property” means (a) any part of the Property reasonably required for the operation of the Property in the manner operated on the date hereof, (b) cause access to or parking on the Property to be materially and adversely affected for a period of more than 180 days, (c) inability to comply with applicable zoning, (d) entitles any tenant(s) whose aggregate square footage of leased and occupied premises exceeds 40,000 rsf to terminate the applicable Lease and such tenant(s) have not waived the right to so terminate, or (e) valued in excess of 5% of the Purchase Price (as determined by Seller and Purchaser in good faith). If any taking or threatened taking does not involve a material portion of the Property, Purchaser shall be required to proceed with the Closing, in which event Seller shall assign to Purchaser any award given to Seller (or the right to receive any such award) as a result of such condemnation proceedings.
14.    ADJUSTMENTS AND PRORATIONS.
Adjustments and prorations with respect to the Property shall be computed and determined between the parties as of 12:01 a.m. on the Closing Date (as if Purchaser were vested with title to the Property during the entire Closing Date) as follows:
(a)    General real estate taxes, special assessments and personal property taxes shall be prorated as of the Closing Date based on the then current taxes (if known, based on final tax bills for such period -- and if not known, based on the most recent ascertainable taxes) and the special assessments due and owing prior to Closing, and Seller or Purchaser shall receive a credit at Closing, as appropriate. Without affecting the obligations set forth in this Section 14(a), the prorations for real and personal property taxes shall be equitably adjusted to reflect any such items directly paid by tenants to the applicable third-party payees). If final taxes or special assessments are not known as of the Closing, the parties agree to reprorate when such amounts become known.
(b)    All rents and other sums receivable from tenants of the Property, which were earned and attributable to the period prior to the Closing Date, will be retained by Seller to the extent that such rents have been collected on or before the Closing Date. Rents earned and attributable to the period beginning on the Closing Date and thereafter will be paid to Purchaser by the tenants, or credited to Purchaser at Closing (if such rents are received by Seller prior to the Closing Date). Seller shall receive no closing proration for rents delinquent as of the Closing Date. All payments from tenants, on account of rent or otherwise, received by Seller after the Closing Date, whether attributable to the period prior to or after the Closing Date, shall be deemed to be held in trust by Seller for Purchaser and shall be promptly delivered to Purchaser by Seller for application as provided in this Section 14(b). All payments from tenants, on account of rent or otherwise, received after the Closing Date by Purchaser and all amounts received from Seller by Purchaser pursuant to the immediately preceding sentence, shall be applied first to rent or other sums then due under the Leases attributable to the period beginning on the Closing Date and continuing thereafter, and then to payment to Seller on account of rents which were earned and attributable to the period prior to the Closing Date but which were not paid prior to Closing. For a period of six (6) months following the Closing Date, Purchaser shall continue to bill existing tenants for accounts receivable and delinquent rents attributable to the Property for the period prior to the Closing Date. Any customary out-of-pocket costs incurred by Purchaser in collection of delinquent rentals shall be deducted by Purchaser prior to the payment to Seller on account of delinquent rentals as provided herein. Seller shall have the right to contact tenants to request payment of delinquent rentals after the Closing Date and institute legal proceedings to collect such delinquent rentals, but shall have no right to evict any tenant. Any such enforcement or collection efforts by Seller shall be at Seller’s sole expense. Notwithstanding anything herein to the contrary, at Closing, Purchaser shall be entitled to receive a credit against the Purchase Price equal to any remaining so-called “free rent” under the Leases for tenants HCSC, Drilling Info, Quanex and Sound Financial.
(c)    On the Closing Date, Seller shall deliver to Purchaser in cash, as a credit against the Purchase Price or as an adjustment to the prorations provided for elsewhere in this Section 14, as appropriate, an amount equal to all cash security deposits made by tenants occupying the Property which were paid to Seller by such tenants and which shall not have been applied by Seller or otherwise pursuant to the Leases, together with interest owing thereon pursuant to the applicable Lease, if any, and together with a listing of the tenants to which such deposits and interest are owing. With respect to any security deposit which is evidenced by a letter of credit, Seller shall (i) deliver to Purchaser at Closing such original letter of credit, and (ii) execute and deliver at Closing such other instruments as the issuer of such letter of credit shall reasonably require in order to cause the named beneficiary under such letter of credit to be changed to Purchaser.
(d)    All amounts payable, owing or incurred in connection with the Property under the Contracts to be assumed by Purchaser under the Assignment and Assumption shall be prorated as of the Closing Date.
(e)    All utility deposits, if any, may be withdrawn by and refunded to Seller, and Purchaser shall make its own replacement deposits for utilities as may be required by the respective utilities involved.
(f)    The Earnest Money shall be paid to Seller at Closing and Purchaser shall be entitled to a credit against the Purchase Price in the amount thereof.
(g)    All utility charges that are not separately metered to tenants shall be prorated to the Closing Date and Seller shall obtain a final billing therefor and pay any amounts owing therein for the period prior to the Closing Date and Purchaser shall pay any amounts owing for the period on and after the Closing Date. To the extent that utility bills cannot be handled in the foregoing manner, they shall be prorated as of the Closing Date based on the most recent bills available and reprorated when such final bills become known.

(h)    Purchaser shall pay its pro rata share (based on the applicable commencement date of the lease and the lease term) of all leasing commissions and tenant improvement costs payable with respect to Leases entered into after the Date of Agreement. If Seller has paid such amounts prior to the Closing Date, Purchaser shall reimburse Seller for Purchaser’s pro rata share of such payments at Closing. If Seller has not paid such amounts prior to the Closing Date, Purchaser shall receive a credit against the Purchase Price at Closing in an amount equal to Seller’s pro rata share of such amounts.
(i)    Seller and Purchaser agree that as soon as reasonably possible after the close of the calendar year of the Property, the parties shall undertake a final master reconciliation of CAM, taxes and other pass-throughs and additional rent with respect to the Leases and the Property. Purchaser shall prepare the tenant reconciliations for Seller’s review and approval. Purchaser shall transmit such information to the tenants. To the extent the reconciliation concludes that Seller owes any tenants at the Property reimbursements due to the over collection of CAM, taxes and other pass-throughs and additional rent for 2012, then Seller shall pay such amount to Purchaser upon the delivery of the reconciliation. To the extent the reconciliation concludes that Seller is owed amounts from any tenants at the Property due to the under collection of CAM, taxes and other pass-throughs and additional rent for 2012, then Purchaser shall promptly pay over to Seller all such amounts received by Purchaser from any such tenants.
(j)    Unless provided otherwise hereinabove, such other items as are customarily prorated in a purchase and sale of the type contemplated hereunder shall be prorated as of the Closing Date.
(k)    The provisions of this Section 14 shall survive for the Survival Period.
15.    CLOSING COSTS.
Seller shall pay: (a) the costs of recording any releases required to clear title to the Property, (b) Seller’s attorneys’ fees, (c) one-half of all escrow closing fees and costs, (d) the costs of any curative endorsements or curative deletions to the Title Policy, (e) the basic premium for the Title Policy (excluding the premium for the deletion of the area and boundary exception), and (f) the costs of the Survey. Purchaser shall pay: (i) the costs of recording the deed and related stamp tax, sales tax, documentary transfer tax or other tax imposed on the transfer of the Property, (ii) the costs of any non-curative endorsements or deletions to the Title Policy, (iii) if desired by Purchaser, the premium for the deletion of the area and boundary exception from the Title Policy, (iv) the costs of any Purchaser requested changes, updates or supplements to the Survey, (v) Purchaser’s attorneys’ fees, and (vi) one-half of all escrow closing fees and costs.
16.    POSSESSION.
Possession of the Property shall be delivered to Purchaser at Closing, free and clear of all liens and claims other than Permitted Exceptions, Purchaser Exceptions and the rights of the tenants identified on the Rent Roll and of the licensees set forth on Exhibits E and I, in the same condition as it exists on the Date of Agreement, ordinary wear and tear excepted and except as provided in Sections 12 and 13 hereof. Purchaser shall have the right to inspect the Property within three (3) days prior to Closing to verify that the condition of the Property is as required under this Agreement.
17.    DEFAULT.
If Seller defaults hereunder prior to Closing and fails to cure such default within three (3) days after written notice of such default, or if prior to Closing it is determined that the representations and warranties set forth in this Agreement shall not be true and correct in all material respects on the Date of Agreement and as of the Closing Date, then Purchaser’s sole remedy shall be to either (a) terminate this Agreement and receive a return of the Earnest Money (less $100 which shall be paid to Seller in any event), in which event each of the parties hereto shall be relieved of any further obligation to the other arising by virtue of this Agreement (except for obligations that are expressly intended to survive the termination of this Agreement), or (b) pursue specific performance of this Agreement. In no event shall Seller be liable for any actual, special, punitive, speculative or consequential damages if the Closing does not occur. Notwithstanding the foregoing, if the Closing does not occur due to Seller’s willful material default or due to Seller’s failure to remove liens from title in excess of $150,000 pursuant to Section 6, then in addition to its rights set forth above, Purchaser shall be entitled to recover from Seller its actual demonstrable costs associated with the transaction contemplated by this Agreement up to $75,000. If the Closing occurs, in no event shall Seller be liable for any special, punitive, speculative or consequential damages, nor shall Seller’s liability under any representation, warranty, certification, covenant, agreement, proration, reproration, obligation or indemnity made hereunder or under any of the Closing Documents or otherwise in connection with the transactions contemplated herein exceed One Million Dollars ($1,000,000) in the aggregate (the “Seller’s Maximum Liability”). Prorations and reprorations under this Agreement and Seller’s obligations under Section 19 are not subject to Seller’s Maximum Liability. None of Seller’s partners, members, managers, officers, agents or employees shall have any personal liability of any kind or nature or by reason of any matter or thing whatsoever under, in connection with, arising out of or in any way related to this Agreement, the Closing Documents or the transactions contemplated herein, and Purchaser waives for itself and for anyone who may claim by, through or under Purchaser any and all rights to sue or recover on account of any such alleged personal liability. If Purchaser defaults hereunder and fails to cure such default within three (3) days of written notice of such default and the Closing does not occur as a result thereof, this Agreement shall terminate and Seller shall retain the Earnest Money and any interest thereon as liquidated damages in full settlement of all claims against Purchaser (with the exception of claims against Purchaser related to obligations which are expressly intended to survive the termination of this Agreement). The parties agree that the amount of actual damages that Seller would suffer as a result of Purchaser’s default would be extremely difficult to determine and have agreed, after specific negotiation, that the amount of the Earnest Money is a reasonable estimate of Seller’s damages and is intended to constitute a fixed amount of liquidated damages in lieu of other remedies available to Seller and is not intended to constitute a penalty. The provisions of this Section 17 shall survive the Closing.

18.    NOTICES.
Any notice, approval, demand, request or other communication which either party hereto may be required or may desire to give under this Agreement shall be in writing and shall be deemed to have been properly given if (a) hand delivered (effective upon delivery), (b) sent by a nationally recognized overnight delivery service (effective one (1) business day after delivery to such courier for overnight service), (c) sent by facsimile (effective upon confirmation of transmission), or (d) sent by email (effective only upon receipt by sender of a reply email evidencing receipt), in each case, prepaid and addressed in accordance with Line 11 or Line 12 (as applicable) of the Summary Statement or to such other or additional addresses as either party might designate by written notice to the other party. Counsel for a party may give notice or demand on behalf of such party, and such notice or demand shall be treated as being sent by such party.
19.    BROKERS.
Each of Seller and Purchaser represents and warrants to the other that it has not dealt with any brokers, finders or agents with respect to the transaction contemplated hereby other than the broker(s) set forth in Line 13 of the Summary Statement. Seller shall be responsible for all fees, commissions and other amounts due to Seller’s Broker as a result of the transactions contemplated herein. Each party agrees to indemnify, defend and hold harmless the other party, its successors, assigns and agents, from and against the payment of any commission, compensation, loss, damages, costs, and expenses (including without limitation attorneys’ fees and costs) incurred in connection with, or arising out of, claims for any broker’s, agent’s or finder’s fees of any person claiming by or through such party, except that Purchaser does not indemnify Seller for claims by Seller’s Broker. The obligations of Seller and Purchaser under this Section 19 shall survive the Closing and the termination of this Agreement.
20.    LEASING COSTS AND MANAGEMENT.
Except as provided in Section 14(h) hereof, Seller agrees to pay or discharge at or prior to Closing all leasing commissions, costs for tenant improvements, legal fees and other costs and expenses (collectively, “Leasing Costs”) that are due and payable as of the Closing Date with respect to Leases in force as of or prior to Closing including, without limitation, Leasing Costs identified as Seller’s lease obligations on Exhibit H; provided, however, that Seller shall have no obligation to pay, and as of Closing, Purchaser shall assume the obligation to pay (i) all Leasing Costs identified as Purchaser’s lease obligations on Exhibit H, and (ii) all Leasing Costs owed by Purchaser pursuant to the terms of Section 14(h) above. On the Closing Date, Seller shall deliver evidence reasonably satisfactory to Purchaser that any current management or leasing agreements for the Property shall have been terminated (or notice of termination given). Notwithstanding anything herein to the contrary, Purchaser agrees that even though Seller shall terminate its leasing agreements so that Purchaser shall not take an assignment and assumption thereof, that in the event Purchaser enters into a lease after Closing with a tenant which appears on the so-called protected list during the “tail” period as provided in any such leasing agreement, that Purchaser (and not Seller) shall be responsible for any commissions due under such leasing agreement. Seller shall promptly deliver to Purchaser any protected lists received from the leasing agents under and pursuant to such leasing agreements.

The obligations of Seller and Purchaser under this Section 20 shall survive the Closing and the termination of this Agreement.
21.    “AS IS” SALE.
EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, PURCHASER ACKNOWLEDGES AND AGREES THAT IT WILL BE PURCHASING THE PROPERTY BASED SOLELY UPON ITS INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, AND THAT PURCHASER WILL BE PURCHASING THE PROPERTY “AS IS” AND “WITH ALL FAULTS”, BASED UPON THE CONDITION OF THE PROPERTY AS OF THE DATE OF AGREEMENT, ORDINARY WEAR AND TEAR AND LOSS BY FIRE OR OTHER CASUALTY OR CONDEMNATION EXCEPTED AND THAT SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IN RESPECT OF THE PROPERTY. WITHOUT LIMITING THE FOREGOING, PURCHASER ACKNOWLEDGES THAT, EXCEPT AS MAY OTHERWISE BE SPECIFICALLY SET FORTH ELSEWHERE IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, NEITHER SELLER NOR ITS CONSULTANTS, BROKERS OR AGENTS HAS MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND UPON WHICH PURCHASER IS RELYING AS TO ANY MATTERS CONCERNING THE PROPERTY, INCLUDING BUT NOT LIMITED TO: (I) THE CONDITION OF THE LAND OR ANY IMPROVEMENTS COMPRISING THE PROPERTY; (II) THE EXISTENCE OR NON-EXISTENCE OF ANY POLLUTANT, TOXIC WASTE AND/OR ANY HAZARDOUS MATERIALS OR SUBSTANCES; (III) ECONOMIC PROJECTIONS OR MARKET STUDIES CONCERNING THE PROPERTY, OR THE INCOME TO BE DERIVED FROM THE PROPERTY; (IV) ANY DEVELOPMENT RIGHTS, TAXES, BONDS, COVENANTS, CONDITIONS AND RESTRICTIONS AFFECTING THE PROPERTY; (V) THE NATURE AND EXTENT OF ANY RIGHT OF WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION OR OTHER TITLE MATTER; (VI) WATER OR WATER RIGHTS, TOPOGRAPHY, GEOLOGY, DRAINAGE, SOIL OR SUBSOIL OF THE PROPERTY; (VII) THE UTILITIES SERVING THE PROPERTY; (VIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON; OR (IX) THE COMPLIANCE OF THE PROPERTY WITH ANY ZONING, ENVIRONMENTAL, BUILDING OR OTHER LAWS, RULES OR REGULATIONS AFFECTING THE PROPERTY. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, SELLER MAKES NO REPRESENTATION OR WARRANTY THAT THE PROPERTY COMPLIES WITH THE AMERICANS WITH DISABILITIES ACT OR ANY FIRE CODE OR BUILDING CODE. EXCEPT FOR THE BREACH OF ANY EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, PURCHASER HEREBY RELEASES SELLER FROM ANY AND ALL LIABILITY IN CONNECTION WITH ANY CLAIMS THAT PURCHASER MAY HAVE AGAINST SELLER RELATING DIRECTLY OR INDIRECTLY TO THE EXISTENCE OF ASBESTOS OR HAZARDOUS MATERIALS OR SUBSTANCES ON, OR ENVIRONMENTAL CONDITIONS OF, THE PROPERTY,

WHETHER KNOWN OR UNKNOWN, AND PURCHASER HEREBY AGREES NOT TO ASSERT ANY CLAIMS FOR CONTRIBUTION, COST RECOVERY OR OTHERWISE, AGAINST SELLER, RELATING DIRECTLY OR INDIRECTLY TO THE EXISTENCE OF ASBESTOS OR HAZARDOUS MATERIALS OR SUBSTANCES ON, OR ENVIRONMENTAL CONDITIONS OF, THE PROPERTY, WHETHER KNOWN OR UNKNOWN. As used herein, the terms “Hazardous Substances” and “HAZARDOUS MATERIALS OR SUBSTANCES” mean (i) hazardous wastes, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as “hazardous wastes,” “hazardous substances,” “toxic substances,” “pollutants,” “contaminants,” “radioactive materials,” or other similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601 et seq.; the Toxic Substance Control Act, 15 U.S.C. §2601 et seq.; The Hazardous Materials Transportation Act, 49 U.S.C. §1802; the Resource Conservation and Recovery Act, 42 U.S.C. §9601. et seq.; the Clean Water Act, 33 U.S.C. §1251; the Safe Drinking Water Act, 42 U.S.C. §300f et seq.; the Clean Air Act, 42 U.S.C. §7401 et seq.; and in any permits, licenses, approvals, plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar federal, state or local laws, regulations, rules or ordinance now or hereafter in effect relating to environmental matters (collectively, “Environmental Laws”); and (ii) any other substances, constituents or wastes subject to any applicable federal, state or local law, regulation or ordinance, including any Environmental Law, now or hereafter in effect, including but not limited to (A) petroleum, (B) refined petroleum products, (C) waste oil, (D) waste aviation or motor vehicle fuel and (E) asbestos. Purchaser acknowledges that having been given the opportunity to inspect the Property, Purchaser is relying solely on its own investigation of the Property and not on any information provided or to be provided by Seller except the express representations and warranties of Seller set forth in this Agreement and in the Closing Documents. Purchaser further acknowledges that the information provided and to be provided with respect to the Property was obtained from a variety of sources, and that Seller (x) has not made any independent investigation or verification of such information and (y) makes no representations as to the accuracy or completeness of such information, except as provided herein. The provisions of this Section 21 shall survive the Closing Date.
22.    ASSIGNMENT.
Purchaser shall not have the right to assign this Agreement or any interest herein without the express written consent of Seller, and in the event Seller consents to such assignment, Purchaser shall remain liable for, and the assignee shall assume, all obligations of Purchaser hereunder. Notwithstanding the foregoing, provided that Purchaser notifies Seller in writing in sufficient time to allow the Closing to occur without delay or unreasonable burden, Purchaser may assign this Agreement to an entity controlling, controlled by or under common control with Purchaser or which is a REIT or owned directly or indirectly by a REIT for which Purchaser or its affiliates acts as the investment advisor, however, such assignment shall not release Purchaser hereunder. Seller acknowledges that the transaction contemplated hereby may be part of a so-called 1031 exchange for Purchaser. Seller agrees to cooperate in such exchange, including permitting any necessary assignments, provided that Seller shall not be obligated to incur material expense or increase its liability hereunder or otherwise as a result of such exchange.

23.    MISCELLANEOUS.
(a)    Time is of the essence of each provision of this Agreement.
(b)    This Agreement and all provisions hereof shall extend to, be obligatory upon and inure to the benefit of the respective heirs, legatees, successors and permitted assigns of the parties hereto.
(c)    Except as provided herein, this Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby.
(d)    This Agreement shall be governed by and construed in accordance with the laws of the State where the Land is located.
(e)    If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby.
(f)    This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.
(g)    From and after the Date of Agreement but subject to Section 10(c), (i) Purchaser and Seller shall jointly prepare and issue all releases of information relating to the sale of the Property, and any inquiries regarding the transaction contemplated hereby shall be responded to only after consultation with the other party hereto and (ii) Purchaser agrees not to use the name “Pearlmark” in any way with respect to the direct or indirect acquisition or ownership of the Property. The provisions of this Section 23(g) shall survive the Closing or earlier termination of this Agreement.
(h)    If either party institutes a legal action against the other relating to this Agreement or any default hereunder, the unsuccessful party to such action will reimburse the successful party for the reasonable expenses of prosecuting or defending such action, including without limitation attorneys’ fees and disbursements and court costs. The obligations under this Section 23(h) shall survive the Closing or earlier termination of this Agreement.
(i)    This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that the Agreement may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.
(j)    Exhibits B, C, D, E, H and I and Schedule 8 may be finalized and inserted into this Agreement after this Agreement is fully executed and prior to the Approval Date.

(k)    If, under the terms of this Agreement and the calculation of the time periods provided for herein, the Approval Date, the Closing Date or any other date to be determined under this Agreement should fall on a Saturday, a Sunday, a legal holiday or other date on which banks located in Chicago, Illinois are not open for business, then such date shall be extended to the next business day. Unless expressly indicated otherwise, all time periods shall expire at 5:00 p.m. Chicago, Illinois time.
(l)    A facsimile, scanned or photocopy signature on this Agreement, any amendment hereto, any Closing Document (other than the deed) or any notice delivered hereunder shall have the same legal effect as an original signature.
(m)    Each of Seller and Purchaser represent and warrant to the other that it is not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any applicable law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in the transactions contemplated in this Agreement, directly or indirectly, on behalf of, or instigating or facilitating such transactions, directly or indirectly, on behalf of, any such person, group, entity or nation. This Section 23(m) shall survive for the Survival Period.
(n)    Seller covenants and agrees that upon Closing, it shall retain liquid assets equal to Seller’s Maximum Liability amount and not distribute such amounts to Seller’s partners prior to the end of the Survival Period.
(o)    Purchaser has identified a concern as to tenant Precash’s timely vacating and return of its leased premises on the 15th floor of the Property at the end of its Lease term in December 2012 since such tenant has informally indicated to Seller that it might need to hold over in its leased premises on the 14th floor of the Property.  Notwithstanding anything herein to the contrary, Seller and Purchaser agree that (i) Purchaser may attempt to negotiate a side letter with Precash and Seller shall reasonably cooperate with Purchaser with respect thereto, and (ii) such side letter shall be expressly contingent on Purchaser closing on the acquisition of the Property as contemplated by this Agreement and shall expressly provide that Seller is not bound by such side letter.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

PURCHASER:		SELLER:
KBS CAPITAL ADVISORS LLC,		1800 WEST LOOP HOUSTON, LTD.
A Delaware limited liability company
		By:	1800 GP Holdings, LLC, its general
By:	/s/ Brian Ragsdale		partner
Name:	Brian Ragsdale		By:	Aslan Realty Partners III, L.L.C., a
Title:	Executive Vice President		member
			By:	Aslan GP III, L.L.C., its manager

			By:	/s/ J. Matthew Haley
			Name:	J. Matthew Haley
			Title:	Managing Director

			By:	ECP GP Holdings, LLC, a member

			By:	/s/ Edward J. Easton
			Name:	Edward J. Easton
			Title:	Manager

EXHIBIT A
Legal Description
See Attached

A-1

EXHIBIT B
List of Equipment, Fixtures and Personal Property
1    6 ton puller set
1    10 ton puller set
1    8” bench grinder
1    chisel & punch set (incomplete set)
3    24” pipe wrenches
20    Husky wrenches
1    3/8” Husky socket set (incomplete set)
1    1/2” Husky socket set (incomplete set)
1    4 piece Allen wrench set
1    Milwaukee hammer drill
1    Dewalt screw gun
1    Dewalt electric drill
1    Dewalt electric impact wrench
1    Porter Cable jig saw
1    Porter Cable circular saw
1    Porter Cable belt sander
1    Hitachi 1” Portable Grinder
1    Multi Pro Variable Speed
1    Dewalt ¼” sheet sander
1    Dewalt reciprocating saw
1    Rigid drain snake
1    Milwaukee portable band saw
2    Ilco key machines
1    Waterloo tool box
1    set aluminum scaffolding
1    Dayton circulating fan
1    Goodway machine
1    pallet jack
4    6’ ladders
1    engine hoist
1    Speedaire portable air compressor
1    Honda 3” pump
2    wet vacs
1    Landa gas powered pressure washer
1    Max-Vac pressure washer
1    Rigid pipe threader set
1    bench vice
1    bolt cutter
1    Johnson level
2    rubber mallets
1     Thermometer, Infrared 5YB17
1     Voltage Detector 2NJ73

B-1

1     Voltage Detector AC 3000 AC Sensor
1    ¼ Glass cutter

Modem/Router - Dell Powerconnect 2816 and Cisco RV082 8-Port VPN Router

Personal Computers:

Conf Rm: Dell Optiplex GX620
    Windows XP Professional version 2002 Service Pack 3
Service Tag: 9Y449C1
Admin: Dell Optiplex 790
               Windows 7 Ultimate, 64 Bit, SP1
               Service Tag: FLLDHS1
Printer: Brother HL 5370DW
Asst Mgr: Dell Optiplex 790
               Windows 7 Ultimate, 64 Bit, SP1
               Service Tag: FLM3HS1
Prop. Mgr: Dell Optiplex GX620
    Windows XP Professional version 2002 Service Pack 3
               Service Tag: 7Y449C1
Dell E-Port Plus Laptop Dock
Chief Engr: Dell Inspiron 530
Windows XP Professional version 2002 Service Pack 3
               Service Tag: 66MJ9F1
Bldg Engr: Dell Optiplex GX620
    Windows XP Professional version 2002 Service Pack 3
    Service Tag: 5Y449C1
Parking Office: Dell Dimension DIM 2400
    Windows XP Professional version 2002 Service Pack 1
    Service Tag: 8F2BG31

Printers: HP LaserJet 6P ; Xerox Phaser 8860MFP;     Eltron P310 Card System; Copy Room Printer: HP Officejet 6600

Parking System - Windows Server 2008 R2 Standard SP1; Dell Poweredge T310 & T610; Connected via: Cisco Secure Router 500 & Cisco SF 300-24 Port Switch; Printer: Dell 2350DN

B-2

EXHIBIT C
Rent Roll
See Attached

C-1

Exhibit C

Database: PEARLMARK	Rent Roster 1800 WEST LOOP SOUTH 1800 WEST LOOP 10/24/2012	Page: 1 Date: 10/24/2012 Time: 09:58

Suite Id	Tenant Name	--- Rent Dates --- Start	Expire	GLA Square Footage	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Exp Stop or BY	Monthly Other Income	Cat	--- Future Rent Increases --- Date	Monthly Amount	PSF
New Leases													
1800WL-0200B	DENNARD RUPP GRAY & EAST	11/1/2012	10/31/2017	5,904						OFC	11/1/2012	11,316.00	23.00
										OFC	11/1/2014	11,808.00	24.00
										OFC	11/1/2015	12,300.00	25.00
										OFC	11/1/2016	12,792.00	26.00
1800WL-1120	ITALY-AMERICA CHAMBER OF (	3/1/2013	2/28/2018	1,730						OFC	3/1/2013	3,532.08	24.50
										OFC	3/1/2014	3,676.25	25.50
										OFC	3/1/2015	3,820.42	26.50
										OFC	3/1/2016	3,964.58	27.50
										OFC	3/1/2017	4,108.75	28.50
1800WL-1500	QUANEX BUILDING PRODUCTS	4/6/2013	12/31/2023	20,317						OFC	4/6/2013	0.00	0.00
										OFC	12/6/2013	45,289.98	26.75
										OFC	5/1/2014	48,676.15	28.75
1800WL-1900	SOUND FINANCIAL SOLUTIONS	11/1/2012	3/31/2019	8,180						OFC	11/1/2012	0.00	0.00
										OFC	4/1/2013	18,064.17	26.50
										OFC	4/1/2014	18,405.00	27.00
										OFC	4/1/2015	18,745.83	27.50
										OFC	4/1/2016	19,086.67	28.00
										OFC	4/1/2017	19,427.50	28.50
										OFC	4/1/2018	19,768.33	29.00
Vacant Suites													
1800WL-0301	Vacant			150									
1800WL-0350	Vacant			2,565									
1800WL-0440	Vacant			2,748									
1800WL-0485	Vacant			2,528									
1800WL-0700	Vacant			7,906									
1800WL-0706	Vacant			48									
1800WL-0725	Vacant			2,377									
1800WL-0743	Vacant			195									
1800WL-0755	Vacant			1,054									
1800WL-0840	Vacant			1,998									
1800WL-0855	Vacant			221									
1800WL-0875	Vacant			1,988									
1800WL-0888	Vacant			1,513

Database: PEARLMARK

Rent Roster
1800 WEST LOOP SOUTH
1800 WEST LOOP
10/24/2012

Page: 2
Date: 10/24/2012
Time: 09:58

Suite Id	Tenant Name	--- Rent Dates --- Start	Expire	GLA Square Footage	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Exp Stop or BY	Monthly Other Income	Cat	--- Future Rent Increases --- Date	Monthly Amount	PSF
1800WL-0925	Vacant			1,884									
1800WL-1100	Vacant			9,901									
1800WL-1100A	Vacant			290									
1800WL-1115	Vacant			1,140									
1800WL-1260	Vacant			2,186									
1800WL-1680	Vacant			5,590									
1800WL-1900	Vacant			8,180									
1800WL-1950	Vacant			3,503									
Occupied Suites													
1800WL-0100	THIRD COAST BANK SSB	12/15/2010	3/31/2021	5,838	12,892.25	26.50	216.74	2010		OFC	1/1/2013	13,135.50	27.00
										OFC	1/1/2014	13,378.75	27.50
										OFC	1/1/2015	13,622.00	28.00
										OFC	1/1/2016	13,865.25	28.50
										OFC	1/1/2017	14,108.50	29.00
										OFC	4/1/2019	14,351.75	29.50
										OFC	4/1/2020	14,595.00	30.00
1800WL-0103	SKYLINE DELI & GRILL, INC	5/1/2008	10/31/2018	2,328	2,328.00	12.00	226.01	2007					
1800WL-0120	KYLE N. DRAKE, LLC	9/1/2012	12/31/2012	1,059	2,118.00	24.00							
1800WL-0180	STEVE SHAPER	1/15/2011	~~2/28/2011~~ *ATM*	818	1,636.00	24.00							
1800WL-0200B	DENNARD RUPP GRAY & EAST	11/1/2007	10/31/2012 ***	5,904	11,070.00	22.50	573.19	2007					
1800WL-0250	INSTITUTE OF INTERNATIONAL	10/1/2008	11/30/2015	8,680	19,349.17	26.75		2008		OFC	12/1/2012	19,710.83	27.25
										OFC	12/1/2013	20,072.50	27.75
										OFC	12/1/2014	20,434.17	28.25
1800WL-0300	GENERAL SERVICE ADMINISTR	11/12/2008	11/30/2023	14,000	34,614.89	29.67				OFC	12/1/2018	36,457.90	31.25
1800WL-0340	ABOVENET COMMUNICATIONS	2/1/2009	1/31/2021	1,976					6,117.37	ANT	2/1/2013	6,301.79	38.27
										ANT	2/1/2014	6,491.16	39.42
										ANT	2/1/2015	6,685.47	40.60
										ANT	2/1/2016	6,886.36	41.82
										ANT	2/1/2017	7,092.19	43.07
										ANT	2/1/2018	7,304.61	44.36
										ANT	2/1/2019	7,523.62	45.69
										ANT	2/1/2020	7,749.21	47.06

**See New Leases above*

Database: PEARLMARK

Rent Roster
1800 WEST LOOP SOUTH
1800 WEST LOOP
10/24/2012

Page: 3
Date: 10/24/2012
Time: 09:58

Suite Id	Tenant Name	--- Rent Dates --- Start	Expire	GLA Square Footage	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Exp Stop or BY	Monthly Other Income	Cat	--- Future Rent Increases --- Date	Monthly Amount	PSF
1800WL-0470	ARNEL INVESTMENTS, INC.	3/1/2005	~~8/31/2008~~ MTM	1,169	2,003.50	20.57	116.78	$8.97					
1800WL-0475	AMERICAN PETROLEUM INSTIT	6/1/2012	8/31/2017	2,412	5,326.50	26.50		2012		OFC	9/1/2013	5,427.00	27.00
										OFC	9/1/2014	5,527.50	27.50
										OFC	9/1/2015	5,628.00	28.00
										OFC	9/1/2016	5,728.50	28.50
1800WL-0490	IJL WILL DO INC HOUSTON	1/1/2012	12/31/2016	2,140	4,190.83	23.50				OFC	1/1/2013	4,280.00	24.00
										OFC	1/1/2014	4,369.17	24.50
										OFC	1/1/2015	4,458.33	25.00
										OFC	1/1/2016	4,547.50	25.50
1800WL-0500	HEALTH CARE SERVICE CORP	7/1/2012	12/31/2019	48,214				2012		OFC	1/1/2013	102,454.75	25.50
										OFC	7/1/2013	104,463.67	26.00
										OFC	7/1/2014	106,472.58	26.50
										OFC	7/1/2015	108,481.50	27.00
										OFC	7/1/2016	110,490.42	27.50
										OFC	7/1/2017	112,499.33	28.00
										OFC	7/1/2018	114,508.25	28.50
1800WL-0704	ABOVENET/METRO MEDIA COM	4/1/2008	3/31/2013	100					600.00				
1800WL-0705	XO COMMUNICATION SERVICE	9/1/2008	8/31/2013	430					2,693.25				
1800WL-0707	QWEST COMMUNICATIONS CO	9/1/2011	8/31/2016	50					1,222.39	ANT	9/1/2013	1,252.95	300.71
										ANT	9/1/2014	1,284.28	308.23
										ANT	9/1/2015	1,316.39	315.93
1800WL-0708	COGENT COMMUNICATIONS	5/1/2011	4/30/2016	9					721.00	ANT	5/1/2013	742.63	990.17
										ANT	5/1/2014	764.91	1,019.88
										ANT	5/1/2015	787.86	1,050.48
1800WL-0710	LOGIX	7/1/2010	6/30/2015	25					583.50	ANT	7/1/2013	601.00	288.48
										ANT	7/1/2014	619.03	297.13
1800WL-0712	VERIZON	6/1/2010	5/31/2013	120					950.08				
1800WL-0713	TIME WARNER TELECOM OF TI	12/1/2004	11/30/2014	77					245.98	ANT	12/1/2012	253.35	39.48
										ANT	12/1/2013	260.96	40.67
1800WL-0714	PRECASH, INC	10/7/2005	12/5/2012	1,234	1,851.00	18.00	123.29	$8.97					
1800WL-0750	DRILLING INFO INC	10/1/2012	1/31/2018	6,124				2012		OFC	2/1/2013	13,268.67	26.00
										OFC	10/1/2013	13,523.83	26.50
										OFC	10/1/2014	13,779.00	27.00
										OFC	10/1/2015	14,034.17	27.50
										OFC	10/1/2016	14,289.33	28.00
1800WL-0800	PIERPONT COMMUNICATIONS,	10/1/2011	9/30/2018	7,826	15,488.96	23.75	295.84	2011	200.00	OFC	10/1/2013	15,652.00	24.00
										OFC	10/1/2014	15,978.08	24.50
										OFC	10/1/2016	16,304.17	25.00
										OFC	10/1/2017	16,793.29	25.75
1800WL-0850	EXP ENERGY SERVICES INC	12/1/2011	1/31/2017	5,906	11,812.00	24.00	205.80	2011

Database: PEARLMARK

Rent Roster
1800 WEST LOOP SOUTH
1800 WEST LOOP
10/24/2012

Page: 4
Date: 10/24/2012
Time: 09:58

Suite Id	Tenant Name	--- Rent Dates --- Start	Expire	GLA Square Footage	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Exp Stop or BY	Monthly Other Income	Cat	--- Future Rent Increases --- Date	Monthly Amount	PSF
										OFC	12/1/2012	12,058.08	24.50
										OFC	12/1/2013	12,304.17	25.00
										OFC	12/1/2014	12,550.25	25.50
										OFC	12/1/2015	12,796.33	26.00
1800WL-0870A	PIERPONT COMMUNICATIONS,	10/1/2011	9/30/2018	169			6.39	2011					
1800WL-0900	PROJECTING CONSULTING SEI	7/14/2006	4/13/2014	15,066	23,854.50	19.00	1,477.59	$8.99					
1800WL-0950	PROJECTING CONSULTING SEI	7/1/2008	4/13/2014	2,818	4,461.83	19.00	276.38	$8.99					
1800WL-1000	KNOWLEDGE RESERVOIR	1/1/2008	1/31/2013	10,607	21,214.00	24.00		2008					
1800WL-1006	KNOWLEDGE RESERVOIR	6/1/2008	1/31/2013	5,004	10,008.00	24.00		2008					
1800WL-1050	PROFESSIONAL ALTERNATIVE:	11/1/2011	4/30/2017	4,280	9,273.33	26.00		2008		OFC	1/1/2014	9,451.67	26.50
										OFC	1/1/2015	9,630.00	27.00
										OFC	1/1/2016	9,808.33	27.50
1800WL-1100B	CONTINENTAL ENERGY SERVI(	7/15/2012	7/31/2017	2,980	7,991.94	32.18		2012		OFC	8/1/2013	8,116.11	32.68
										OFC	8/1/2014	8,240.28	33.18
										OFC	8/1/2015	8,364.44	33.68
										OFC	8/1/2016	8,488.61	34.18
1800WL-1120	ITALY-AMERICA CHAMBER OF (	3/1/2008	2/28/2013	1,730	2,847.29	19.75		2008					
1800WL-1150	COLONIAL LIFE & ACCIDENT IN	8/1/2008	7/31/2013	3,556	8,149.17	27.50		2008					
1800WL-1200	NYNAS USA, INC.	8/20/2007	7/31/2013	7,315	13,715.63	22.50	710.20	2007					
1800WL-1210	NYNAS USA, INC.	9/1/2008	7/31/2013	1,059	2,382.75	27.00	100.25	2007					
1800WL-1250	DIGITAL INTELLIGENCE SYSTE	12/9/2011	8/31/2016	8,824	20,633.45	28.06	333.56	2011		OFC	1/1/2013	21,001.12	28.56
										OFC	1/1/2014	21,368.79	29.06
										OFC	1/1/2015	21,736.45	29.56
										OFC	1/1/2016	22,104.12	30.06
1800WL-1300	SUEBA USA CORP	12/1/2010	11/30/2015	7,634	13,359.50	21.00	266.02	2011		OFC	12/1/2012	13,995.67	22.00
										OFC	12/1/2013	14,631.83	23.00
										OFC	12/1/2014	15,268.00	24.00
1800WL-1325	OASIS BANK, SSB(FmrlyEmpire)	7/1/2012	12/31/2012	4,621	10,012.17	26.00		2012					
1800WL-1350	NORTH AMERICAN INTERPIPE	9/1/2012	8/31/2017	6,888	10,619.00	18.50				OFC	3/1/2014	15,211.00	26.50
										OFC	9/1/2014	15,498.00	27.00
										OFC	9/1/2015	15,785.00	27.50
										OFC	9/1/2016	16,072.00	28.00
1800WL-1400	PRECASH, INC	12/6/2004	12/5/2012	20,079	30,118.50	18.00	2,005.90	$8.97					
1800WL-1500	PRECASH, INC	12/6/2004	12/5/2012	20,317	30,475.50	18.00	1,992.59	$8.99

Database: PEARLMARK

Rent Roster
1800 WEST LOOP SOUTH
1800 WEST LOOP
10/24/2012

Page: 5
Date: 10/24/2012
Time: 09:58

Suite Id	Tenant Name	Rent Dates Start	Rent Dates Expire	GLA Square Footage	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Exp Stop or BY	Monthly Other Income	Cat	Future Rent Increases Date	Monthly Amount	PSF
1800WL-1600	TEXAS AMERICAN TITLE COMP	10/1/2007	12/31/2012	6,819	13,353.88	23.50	660.83	2007					
1800WL-1650	SPARROWHAWK LLC	1/1/2012	3/31/2017	2,028	4,394.00	26.00	70.67			OFC	4/1/2013	4,478.50	26.50
										OFC	4/1/2014	4,563.00	27.00
										OFC	4/1/2015	4,647.50	27.50
										OFC	4/1/2016	4,732.00	28.00
1800WL-1660	HTX CAPITAL MANAGEMENT LI	10/1/2011	12/31/2016	3,861	8,204.63	25.50	378.67	$8.99		OFC	10/1/2013	8,365.50	26.00
										OFC	10/1/2014	8,526.38	26.50
										OFC	10/1/2015	8,687.25	27.00
1800WL-1690	ANGLO-SUISSE INVESTMENTS	2/1/2012	~~5/31/2012~~ MTM	2,069	4,138.00	24.00							
1800WL-1700	NESTE PETROLEUM, INC.	4/1/2011	6/30/2016	5,539	11,078.00	24.00	209.38	2011		OFC	7/1/2013	11,308.79	24.50
										OFC	7/1/2014	11,539.58	25.00
										OFC	7/1/2015	11,770.38	25.50
1800WL-1740	LEGACY ASSET MANAGEMENT	8/1/2010	7/31/2013	830	1,867.50	27.00	30.75	2010					
1800WL-1750	NEEL, HOOPER & BANES PC	9/1/2011	12/31/2018	6,093	13,201.50	26.00				OFC	2/1/2015	13,709.25	27.00
										OFC	2/1/2017	14,217.00	28.00
1800WL-1770	BUSINESS WIRE	7/1/2008	6/30/2013	2,927	6,829.67	28.00		2008					
1800WL-1780	ATTERRO INC	8/1/2011	7/31/2016	2,064	4,558.00	26.50	71.92	2011		OFC	8/1/2013	4,644.00	27.00
										OFC	8/1/2014	4,730.00	27.50
										OFC	8/1/2015	4,816.00	28.00
1800WL-1790	LEGACY ASSET MANAGEMENT	9/1/2011	7/31/2013	2,799	5,831.25	25.00	105.80	2011					
1800WL-1800	KENTZ USA INC	1/1/2012	4/30/2019	6,429	13,661.63	25.50				OFC	1/1/2013	13,929.50	26.00
										OFC	1/1/2014	14,197.38	26.50
										OFC	1/1/2015	14,465.25	27.00
										OFC	1/1/2016	14,733.13	27.50
										OFC	1/1/2017	15,001.00	28.00
										OFC	1/1/2018	15,268.88	28.50
1800WL-1810	PETROLEUM PIPE AMERICAS C	6/1/2012	5/31/2014	1,952	4,229.33	26.00	72.48	2010					
1800WL-1850	KLASS TIME LTD	5/1/2011	7/31/2016	4,454	9,279.17	25.00	155.20	2011		OFC	8/1/2013	9,464.75	25.50
										OFC	8/1/2014	9,650.33	26.00
										OFC	8/1/2015	9,835.92	26.50
1800WL-1860	Henry S Miller Brokerage LLC	9/1/2011	8/31/2014	3,395	6,507.08	23.00				OFC	9/1/2013	6,790.00	24.00
1800WL-1875	HOLTHOUSE INTERESTS	4/1/2010	3/31/2015	3,526	7,639.67	26.00	130.64	2010		OFC	4/1/2013	7,786.58	26.50
										OFC	4/1/2014	7,933.50	27.00
1800WL-1975	INVESTMENT MARKETING RES	2/1/2011	4/30/2017	660	1,475.50	26.83		2008		OFC	8/1/2013	1,485.00	27.00
										OFC	8/1/2014	1,540.00	28.00
										OFC	8/1/2015	1,540.00	28.00
1800WL-1980	INVESTMENT MARKETING RES	8/1/2008	4/30/2017	5,352	11,819.00	26.50		2008		OFC	8/1/2013	12,042.00	27.00

Database: PEARLMARK
Page: 6
Date: 10/24/2012
Time: 09:58

Rent Roster
1800 WEST LOOP SOUTH
1800 WEST LOOP
10/24/2012

Suite Id	Tenant Name	--- Rent Dates --- Start	Expire	GLA Square Footage	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Exp Stop or BY	Monthly Other Income	Cat	--- Future Rent Increases --- Date	Monthly Amount	PSF
										OFC	8/1/2014	12,488.00	28.00
										OFC	8/1/2015	12,488.00	28.00
1800WL-1980A	INVESTMENT MARKETING RES	4/1/2012	4/30/2017	1,488	3,224.00	26.00				OFC	4/1/2013	3,286.00	26.50
										OFC	4/1/2014	3,348.00	27.00
										OFC	4/1/2015	3,410.00	27.50
										OFC	4/1/2016	3,472.00	28.00
1800WL-1980B	INVESTMENT MARKETING RES	5/1/2012	4/30/2017	869	1,882.83	26.00				OFC	5/1/2013	1,919.04	26.50
										OFC	5/1/2014	1,955.25	27.00
										OFC	5/1/2015	1,991.46	27.50
										OFC	5/1/2016	2,027.67	28.00
1800WL-2001	FOGARTY AND KLEIN, INC	9/1/2008	10/31/2018	39,596	86,616.25	26.25		2008		OFC	11/1/2012	88,266.08	26.75
										OFC	11/1/2014	89,915.92	27.25
										OFC	11/1/2016	91,565.75	27.75
1800WL-ANT01	LEVEL 3 COMMUNICATIONS	7/1/2004	~~6/30/2009~~ MTM	0									
1800WL-ANT02	PHONOSCOPE LLC	3/1/2008	2/28/2013	0					675.31				
1800WL-ANT03	NEXTLINK WIRELESS, INC	1/1/2009	12/31/2013	0			100.00		2,513.27	ANT	1/1/2013	2,588.67	0.00
1800WL-ANT04	COMCAST BUSINESS SERVICE	12/1/2011	7/31/2016	0						ANT	1/1/2013	200.00	0.00
										ANT	12/1/2013	206.00	0.00
										ANT	12/1/2014	212.18	0.00
										ANT	12/1/2015	218.55	0.00
	Totals:	Occupied Sqft:	85.51%	342,136	563,588.55		10,912.87		16,522.15				
		Vacant Sqft:	7.37%	29,468	(21 Units)								
		New Sqft:	7.12%	28,497	(81 Units)								
		Total Sqft:		400,101									
		Renewal Sqft:		7,634									
	Total 1800 WEST LOOP SOUTH:	Occupied Sqft:	85.51%	342,136	563,588.55		10,912.87		16,522.15				
		Vacant Sqft:	7.37%	29,468	(21 Units)								
		New Sqft:	7.12%	28,497	(81 Units)								
		Total Sqft:		400,101									
		Renewal Sqft:		7,634									
	Grand Total:	Occupied Sqft:	85.51%	342,136	563,588.55		10,912.87		16,522.15				
		Vacant Sqft:	7.37%	29,468	(21 Units)								
		New Sqft:	7.12%	28,497	(81 Units)								
		Total Sqft:		400,101									
		Renewal Sqft:		7,634

EXHIBIT D

List of Contracts
See also Exhibit H and Contract with Seller’s Broker, if any.
Registration and Commission Agreement dated August 3, 2012 regarding Quanex Building Products Corporation between Seller and Fritsche Anderson Realty Partners LLC.
Registration and Commission Agreement dated August 6, 2012 regarding Sound Financial Solutions LP between Seller and Partners Commercial Realty, L.P. dba NAI Houston.
Exclusive Leasing Agreement dated October 30, 2006 between Seller and Transwestern.
Property Management and Operating Agreement dated October 30, 2006 between Seller and Transwestern.

SERVICE	VENDOR	CONTRACT TERMS

Electricity	Suez Energy Resources
	1990 Post Oak, Suite 1900 Houston, TX 77056	Expiration: 4/30/2013 $.05564 + tax & surcharges

Elevator Maintenance	Thyssen Krupp
	Gary Ball 14820 Tomball Parkway, Suite 190 Houston, TX 77086 (713)-849-2191 (713)-896-4660	Under National Agreement $9,797.22/mo varies NOT ASSIGNABLE AT CLOSING

Emergency Communication	Kings III
	751 Canyon Drive, Suite 100 Coppell, Texas 75019 1-800-354-6473 (972)-745-3682 (Fax)	Month to Month $418.36/mo or $1,255.10/qtr

Exterior Landscape	Western Horticultural Services
	John J. Catapano P.O. Box 841905 Houston, Texas 77284 (713)-849-2045 (713)-937-3375 (Fax)	Month to Month $1,488.44/mo

Garage Management	Standard Parking

	Leo Demers 1800 West Loop South, Suite 875 Houston, TX 77027 (713)-850-8350 (713)-850-1855 (Fax)	Month to Month $per agreement

Interior Landscape	Ambius
	6205 Skyline Drive Houston, TX 77057 (713)-783-4500 (713)-783-2911 (Fax)	Month to Month $971.39/mo

Janitorial Services	ISS Facility Services
	Jim Roll, General Manager 6137 Westview Dr. Houston, TX 77055 (713)-956-2277 (Direct) (713)-956-2851 (Fax)	Month to Month $.072 per cleanable sf + tax

Pest Control	Environmental Coalition
	Dan Porter P.O. Box 1568 Stafford, TX 77497 (281)-438-1500 (281)-438-1501 (Fax)	Month to Month $186.43/mo.

Postage Machine	Pitney Bowes
	1813 N. Atlantic St. Floor 3 Spokane, WA 99201 1-800-732-7222 1-866-268-4156 (Fax)	Expiration: 3/20/2013 $556.00/qtr

Recycling Services	GreenStar/Vista Fibers
	1200 Brittmoore Houston, TX 77043 (713)-461-9933	Expiration: 7/28/13 $pay us

Security	ABM Security
	John Flores, Branch Manager 7324 Southwest Freeway Houston, TX 77092 (713)-556-5428	Month to Month $15,581.42/varies

Trash	OP Enterprise Don Blanz PO Box 218684 Houston, TX 77218 713 492 2231 713 492 9750 fax	Month to Month $1,131.69/mo

Water Treatment	Aquatrol Chemical
	8401 Cheswick Drive Houston, TX 77037	Month to Month $443.83/mo

PipeMaster
	Matthew Mueller 11718 Pecan Creek Dr. Houston, TX 77043	Month to Month $250/mo

Window Washing	Martin's Window Washing
	Dana Taylor, Executive Vice President 11209 Todd Houston, TX 77055 (713)-956-0112 (713)-715-7035	Service to Service $5,011/ exterior only

EXHIBIT E

List of Licenses

ISSUER	PERMIT NAME	NUMBER	ISSUE DATE	EXPIRATION DATE
City of Houston	Alarm Permit	HFD09010672		02/04/2013
City of Houston	Annual Electrical Maintenance Permit	09091933/5201854		09/30/2013
City of Houston	Annual Elevator Operating Permit	49000579/5031822		1st Quarter of 2013
City of Houston	Elevator Operating Permit	1748	01/24/1986
City of Houston	Fire Prevention Permit (K1 – Key/Fire Boxes)	04113272/4988429		12/06/2012
City of Houston	Fire Prevention Permit (f7 – FC STRG&USE GE)	06005011/4988430		12/06/2012
City of Houston	Sign Operating Permit	00149603	07/31/2012	07/31/2013
City of Houston	Sign Operating Permit (Leasing Data)	11077337		08/31/2013
City of Houston	Traffic Control Permit	TC – 577		08/07/2013

Certificates of Occupancy:

1st Floor		Lobby Area Remodel	8/27/04
	100	Third Coast Bank	5/5/12
	120	Kyle Drake	7/21/11
	160	Skyline Deli	7/21/11
2nd Floor		Corridor & ADA restroom remodel	12/12/07
	200	DRG & E	12/19/07
	250	IIE	4/13/09
3rd Floor		ADA restroom remodel	4/14/05
	300	DHS / GSA	11/21/08
	340	Metromedia/AboveNet	9/1/00
4th Floor	400	BlueCross BlueShield of Texas	8/3/15
	440	VACANT	11/14/03
	450	VACANT	2/14/07
	470	(Arnel) Wizig Jewelers	10/15/86
	475	American Petroleum Institute	6/6/12
	485	VACANT	8/10/89
	490	It’s Just Lunch	7/21/11

	490	It’s Just Lunch	7/21/2011
5th Floor	500	BlueCross BlueShield of Texas	8/3/2012
6th Floor		ADA restroom remodel	1/7/2009
	600	BlueCross BlueShield of Texas	8/3/2012
7th Floor		ADA restroom remodel	12/11/2007
		Precash Data Center	10/3/2003
	700	VACANT	7/16/2007
	725	VACANT	6/25/1999
8th Floor	800	Pierpont Communications	1/23/1997
	850	EXP	12/6/2011
	875	Transwestern	9/29/2012
	888	VACANT	6/26/1992
9th Floor		ADA restroom remodel	11/21/2006
	900	Project Consulting	7/24/2006
10th Floor	1000	Knowledge Reservoir	11/5/2008
	1050	Professional Alternatives	1/14/1999
11th Floor	1100	Continental Energy	1/27/2009
	1115	VACANT	6/11/2011
	1150	Colonial Life	8/6/2008
12th Floor		ADA Restroom Remodel	12/11/2007
	1200	Nynas	10/10/2007
	1250	DISYS	1/5/2012
13th Floor	1300	Sueba	1/4/1996
	1325	Oasis Bank	8/1/2007
14th Floor		ADA restroom remodel	1/25/2005
	1400	PreCash	1/4/2005
15th Floor	1500	PreCash	2/9/2006
16th Floor		ADA restroom remodel	11/30/2006
	1600	Texas American Title	10/2/2002
	1650	Sparrowhawk	1/3/2012
	1660	HTX Capital	7/28/2006
	1690	Anglo-Suisse	9/1/2011
17th Floor		ADA restroom remodel	9/24/2003
	1700	Neste	6/7/2001
	1750	Neel Hooper & Banes	3/31/2003
	1760	Neste Oil	7/10/2007
	1780	Atterro/ProStaff	9/1/2011
	1790	Legacy Asset Management	2/8/1990
18th Floor	1800	Kentz USA	12/30/2011
	1810	Petroleum Pipe	5/3/2004
	1850	Klass Time	7/28/2006
	1860	Henry S. Miller	6/29/2006
	1875	Holthouse Interests	4/7/2004
19th Floor		ADA restroom remodel	10/26/2006

	1980	Houston Asset Management	7/18/95 & 8/8/97 & 4/8/09 4/14/11 & 8/8/12
20th Floor	2000	FKM	1/22/2009
21st Floor	2100	FKM	1/22/2009
		Parking Garage	12/5/1991
		Parking Garage Remodel	7/8/2009

EXHIBIT F
ESCROW AGREEMENT
THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made and entered into on this 5th day of November, 2012, by and among 1800 WEST LOOP HOUSTON, LTD. (the “Seller”), KBS CAPITAL ADVISORS LLC (the “Purchaser”) and CHICAGO TITLE INSURANCE COMPANY - COMMERCIAL (the “Escrow Agent”).
RECITALS
A.    Seller and Purchaser have entered into that certain Real Estate Purchase and Sale Agreement of even date herewith, as the same may hereafter be amended and/or assigned as provided therein (the “Agreement”), providing for the sale by Seller of property commonly known as 1800 West Loop South, Houston, Texas (the “Property”).
B.    The parties wish to enter into this Escrow Agreement to provide for (1) the holding and disposition of the earnest money under the Agreement, and (2) the closing of the transaction contemplated by the Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
1.    On or before November 7, 2012, Purchaser shall deliver to Escrow Agent funds in the amount of $3,400,000 (the “Earnest Money”). Escrow Agent shall deliver to Purchaser an acknowledgment of receipt of a check or funds representing the Earnest Money.
2.    On or before November 20, 2012 at 5:00 p.m. (Chicago time) (the “Approval Date”) Purchaser may deliver to Escrow Agent a notice which may be but need not be in the form of Schedule 1 attached hereto that Purchaser has elected to terminate the Agreement pursuant to Section 10(a) of the Agreement (the “Approval Termination Notice”). In the event that Purchaser shall deliver to Escrow Agent the Approval Termination Notice on or before the Approval Date, Escrow Agent shall promptly deliver to Purchaser the Earnest Money, together with all interest earned thereon, and this Escrow Agreement shall terminate.
3.    Unless terminated pursuant to Paragraph 2 above, on or before the Closing Date set forth in the Agreement:
a.    Seller will deposit or will cause to be deposited with the Escrow Agent the following documents:
(1)    Special Warranty Deed executed by Seller (the “Deed”);
(2)    Bill of Sale executed by Seller (the “Bill of Sale”);

(3)	Assignment and Assumption (of contracts, licenses, leases and intangibles) executed by Seller (the “Assignment and Assumption”);
(4)    Non-Foreign Affidavit executed by Seller;

(5)	Evidence of Seller’s existence and authority to perform its obligations under the Agreement;

(6)    Current Rent Roll; and

(7)	A certificate executed by Seller recertifying the representations and warranties contained in the Agreement.
b.    Purchaser will deposit or will cause to be deposited the following documents:

(1)	Purchaser’s counterpart of the Assignment and Assumption executed by Purchaser; and

(2)	Wire transfer of funds in the amount required to close as shown on the Closing Statement;
c.    Purchaser and Seller (or their respective attorneys) will jointly deposit the following:

(1)	Closing and Proration Statement (the “Closing Statement”) and
(2)    Transfer Tax Declarations, if applicable.
4.    When Escrow Agent has received all of the deposits listed in Paragraph 3 above and is prepared to issue an Owner’s Policy of Title Insurance (“Title Policy”) having an effective date as of the date the Deed is recorded, in the amount of the Purchase Price and insuring the title of Purchaser in the Property, subject only to those matters permitted by the Agreement, Escrow Agent is then authorized and instructed to simultaneously proceed as follows:
a.    Record the Deed.
b.    Pay the disbursements as shown on the Closing Statement from the funds deposited by Purchaser.
c.    Deliver to Purchaser the Title Policy, the recorded Deed, the Bill of Sale, one original of the Assignment and Assumption, the Rent Roll, the recertification of the representations and warranties, the Closing Statement and copies of all other deposits.
d.    Deliver to Seller one original of the Assignment and Assumption, the Closing Statement and copies of all other deposits made hereunder.
5.    In the event all escrow deposits have not been received herein, if Title Company is not prepared to issue the Title Policy or if Escrow Agent is not able to comply with the other instructions contained herein on or before 2:00 p.m. (Chicago time) on the Closing Date, Escrow Agent is hereby authorized and directed to continue to comply with this Escrow Agreement until Escrow Agent has received a written demand from any party hereto for the return of the deposits made hereunder by said party. Upon receipt of such demand, Escrow Agent is hereby authorized and directed to return to the party making such demand the deposits made by such party without notice to any other party and may return all remaining deposits to the respective depositors thereof, except that, notwithstanding the terms hereof, (A) joint deposits shall be destroyed, and (B) the Earnest Money, together with interest earned thereon, shall be retained by Escrow Agent, until Escrow Agent receives a joint instruction executed by Purchaser and Seller. Notwithstanding the foregoing, if the Deed has been recorded, then prior to returning any deposits to Purchaser, Escrow Agent must receive and record a quit claim deed of reconveyance reconveying the Property to the grantor in the Deed deposited by Seller, and Title Company must be prepared to issue an owner’s policy of title insurance in the amount stated herein insuring the title of Seller, free and clear of acts done or suffered by or judgments against Purchaser. Seller shall pay for the recording of the reconveyance deeds and the title policy.
6.    Escrow Agent shall invest all funds held hereunder in such investments, or types thereof, as shall be designated in writing by Purchaser. If Purchaser does not designate any investments, then the funds shall be held by Escrow Agent in a non-interest bearing account, in a financial institution which has FDIC insurance covering up to $250,000 of such funds. Interest shall accrue to the benefit of, and risk of loss shall be borne by, Purchaser.
7.    It is agreed that the Escrow Agent shall have no obligation or liability hereunder except as a depositary to retain the cash that may be deposited with it hereunder and to dispose of the same in accordance with the terms hereof. The Escrow Agent shall be entitled to rely and act upon any written instrument received by it from either party, and if a corporation, purporting to be executed by an officer thereof, and if a partnership, purporting to be executed by a general partner thereof and shall not be required to inquire into the authority of such officer or partner or the correctness of the facts stated in said instrument. By acceptance of this Escrow Agreement, Escrow Agent agrees to use its best judgment and good faith in the performance of any of its obligations and duties under this Escrow Agreement and shall incur no liability to any person for its acts or omissions hereunder, except for those acts or omissions which may result from its gross negligence or willful misconduct. Upon disposition by the Escrow Agent, in accordance with the terms hereof, of the cash deposited with the Escrow Agent hereunder, the Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations, and liabilities hereunder.
8.    The Escrow Agent shall be reimbursed for any reasonable expenses incurred by it hereunder, including the reasonable fees of any attorneys that it may wish to consult in connection with the performance of its duties hereunder. Such compensation and expenses shall be paid and reimbursed to the Escrow Agent one-half by Purchaser and one-half by Seller.
9.    In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, the Escrow Agent shall be entitled to hold any and all cash then in its possession hereunder until such dispute shall have been resolved by the parties in dispute and the Escrow Agent shall have been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated by a court of competent jurisdiction.
10.    Any notice or other communication that any party may be required or may desire to give hereunder shall be delivered as set forth in the Agreement.

11.    The Escrow Agent hereby consents and agrees to all of the provisions hereof, and agrees to accept, as Escrow Agent hereunder, all cash and documents deposited hereunder, and agrees to hold and dispose of said cash and documents deposited hereunder in accordance with the terms and provisions hereof.
12.    This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.
13.    This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

SELLER:
1800 WEST LOOP HOUTSON, LTD

By:	1800 GP Holdings, LLC, its general
partner

	By:	Aslan Realty Partners III, L.L.C., a
member

	By:	Aslan GP III, L.L.C., its manager
	By:	/s/ J. Matthew Haley
	Name:	J. Matthew Haley
	Title:	Managing Director

	By:	ECP GP Holdings, LLC, a member

	By:	/s/ Edward J. Easton
	Name:	Edward J. Easton
	Title:	Manager

PURCHASER
KBS CAPITAL ADVISORS LLC

By:	/s/ Brian Ragsdale
Name:	Brian Ragsdale
Title:	Executive Vice President

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY - COMMERCIAL

By:	/s/ Karen Highfield
Its:	Authorized Agent

Schedule 1 to Escrow Agreement

APPROVAL TERMINATION NOTICE

The undersigned does hereby affirm and state that the undersigned, as Purchaser under that certain Real Estate Purchase and Sale Agreement dated November 5, 2012, as amended and/or assigned, providing for the sale of property commonly known as 1800 West Loop South, Houston, Texas, Purchaser has terminated the Agreement pursuant to Section 10(a) thereof.
The undersigned hereby demands return of all earnest money deposited under the Agreement, including interest thereon, in accordance with the Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Approval Termination Notice on this ___ day of November, 2012.

PURCHASER

KBS CAPITAL ADVISORS LLC

By:
Name:
Title:

EXHIBIT G-1

SPECIAL WARRANTY DEED
1800 WEST LOOP HOUSTON, LTD. (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable consideration to it paid by _____________________________________________, a ________________ (“Grantee”), has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL AND CONVEY unto Grantee the tract of land (the “Land”) in Harris County, Texas more fully described on Exhibit A hereto, together with all improvements thereon and all or Grantor’s right, title and interest, if any, in and to all easements, rights-of-way, rights and appurtenances appertaining thereto (the “Property”).
This Special Warranty Deed is executed by Grantor and accepted by Grantee subject to validly existing and enforceable rights, interests and estates, if any do in fact exist, but only to the extent that the same do in fact exist, of third parties in connection with those items set out and listed in Exhibit B hereto (the “Encumbrances”).
GRANTOR HAS EXECUTED AND DELIVERED THIS SPECIAL WARRANTY DEED AND HAS CONVEYED THE PROPERTY, AND GRANTEE HAS ACCEPTED THIS SPECIAL WARRANTY DEED AND HAS PURCHASED THE PROPERTY, “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS” AND WITHOUT REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, EXCEPT FOR THE SPECIAL WARRANTY OF TITLE EXPRESSLY SET FORTH HEREIN AND THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE REAL ESTATE PURCHASE AND SALE AGREEMENT DATED NOVEMBER 5, 2012, AS AMENDED AND/OR ASSIGNED, BETWEEN GRANTOR AND GRANTEE AND IN THE RECERTIFICATION OF REPRESENTATIONS AND WARRANTIES DELIVERED CONTEMPORANEOUSLY HEREWITH BY GRANTOR TO GRANTEE PURSUANT TO SUCH REAL ESTATE PURCHASE AND SALE AGREEMENT.
TO HAVE AND TO HOLD the Property unto Grantee, its successors and assigns forever; and Grantor does hereby bind itself and its successors and assigns to WARRANT and FOREVER DEFEND all and singular the Property, subject to the validly existing and enforceable rights, if any, of third parties in connection with the Encumbrances, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.
Address of Grantee: KBS Capital Advisors LLC 620 Newport Center Drive, Suite 1300, Newport Beach, CA 92660, Attn: Brian Ragsdale.

G-1-1

WITNESS THE EXECUTION HEREOF effective as of             , 2012.

GRANTOR:
1800 WEST LOOP HOUTSON, LTD

By:	1800 GP Holdings, LLC, its general
partner

	By:	Aslan Realty Partners III, L.L.C., a
member

	By:	Aslan GP III, L.L.C., its manager
By:
Name:
Title:

	By:	ECP GP Holdings, LLC, a member

By:
Name:
	Title:	Manager

G-1-2

STATE OF ILLINOIS	)	SS
)
COUNTY OF COOK	)	SS
This instrument was acknowledged before me on _______________, 2012, by ___________________, a managing director of Aslan GP III, L.L.C. as the act and deed of said entity.

Name:
Notary Public in and for
The State of Illinois

(Seal of Notary)	My commission expires:

STATE OF ILLINOIS	SS
)
COUNTY OF	)	SS
This instrument was acknowledged before me on _______________, 2012, by ___________________, a manager of ECP GP Holdings, LLC as the act and deed of said entity.

Name:
Notary Public in and for
The State of

(Seal of Notary)	My commission expires:

This instrument was prepared
by and upon recording should
be returned to:

Drane Dreyer & Lapins Limited
200 West Madison Street
Suite 3200
Chicago, IL 60606
(312) 827-7100
Attn: Wendy Freyer

G-1-3

Exhibit A to Special Warranty Deed

LEGAL DESCRIPTION

See Attached

G-1-4

Exhibit B to Special Warranty Deed

Permitted Exceptions

All of those exceptions set forth in Schedule B of the title policy issued to Grantee by the Title Company, and known as Policy No. ______________.

G-1-5

EXHIBIT G-2
BILL OF SALE
1800 WEST LOOP HOUSTON, LTD. (“Seller”), in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, and set over to _______________________ (“Purchaser”), the following personal property (the “Personal Property”) presently located on the real estate commonly known as 1800 West Loop South, Houston, Texas (the “Property”): all Seller’s fixtures attached to the Property and furniture, appliances and equipment located at and used in connection with the ownership, operation and maintenance thereof, including without limitation, all heating, lighting, air conditioning, ventilating, plumbing, electrical or other mechanical equipment and any personal property described on Schedule 1 attached hereto.
Seller does hereby covenant with Purchaser that at the time of delivery of this Bill of Sale, the Personal Property is free from all encumbrances made by Seller and that Seller will warrant and defend the same against the lawful claims and demands of all persons claiming by, through or under Seller, but against none other. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THE REAL ESTATE PURCHASE AND SALE AGREEMENT DATED NOVEMBER 5, 2012 BETWEEN SELLER AND PURCHASER (AS THE SAME MAY HAVE BEEN AMENDED AND/OR ASSIGNED), SELLER HEREBY DISCLAIMS, AND PURCHASER HEREBY WAIVES ANY AND ALL WARRANTIES OF MERCHANTABILITY OR WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PERSONAL PROPERTY BEING TRANSFERRED BY THIS INSTRUMENT.
EXECUTED this      day of         , 2012.

1800 WEST LOOP HOUTSON, LTD

By:	1800 GP Holdings, LLC, its general
partner

	By:	Aslan Realty Partners III, L.L.C., a
member

	By:	Aslan GP III, L.L.C., its manager
By:
Name:
Title:

	By:	ECP GP Holdings, LLC, a member

By:
Name:
	Title:	Manager

G-2-1

Schedule 1 to Bill of Sale
PERSONAL PROPERTY
1    6 ton puller set
1    10 ton puller set
1    8” bench grinder
1    chisel & punch set (incomplete set)
3    24” pipe wrenches
20    Husky wrenches
1    3/8” Husky socket set (incomplete set)
1    1/2” Husky socket set (incomplete set)
1    4 piece Allen wrench set
1    Milwaukee hammer drill
1    Dewalt screw gun
1    Dewalt electric drill
1    Dewalt electric impact wrench
1    Porter Cable jig saw
1    Porter Cable circular saw
1    Porter Cable belt sander
1    Hitachi 1” Portable Grinder
1    Multi Pro Variable Speed
1    Dewalt ¼” sheet sander
1    Dewalt reciprocating saw
1    Rigid drain snake
1    Milwaukee portable band saw
2    Ilco key machines
1    Waterloo tool box
1    set aluminum scaffolding
1    Dayton circulating fan
1    Goodway machine
1    pallet jack
4    6’ ladders
1    engine hoist
1    Speedaire portable air compressor
1    Honda 3” pump
2    wet vacs
1    Landa gas powered pressure washer
1    Max-Vac pressure washer
1    Rigid pipe threader set
1    bench vice
1    bolt cutter
1    Johnson level
2    rubber mallets
1     Thermometer, Infrared 5YB17

G-2-2

1     Voltage Detector 2NJ73
1     Voltage Detector AC 3000 AC Sensor
1    ¼ Glass cutter

Modem/Router - Dell Powerconnect 2816 and Cisco RV082 8-Port VPN Router

Personal Computers:

Conf Rm: Dell Optiplex GX620
    Windows XP Professional version 2002 Service Pack 3
Service Tag: 9Y449C1
Admin: Dell Optiplex 790
               Windows 7 Ultimate, 64 Bit, SP1
               Service Tag: FLLDHS1
Printer: Brother HL 5370DW
Asst Mgr: Dell Optiplex 790
               Windows 7 Ultimate, 64 Bit, SP1
               Service Tag: FLM3HS1
Prop. Mgr: Dell Optiplex GX620
    Windows XP Professional version 2002 Service Pack 3
               Service Tag: 7Y449C1
Dell E-Port Plus Laptop Dock
Chief Engr: Dell Inspiron 530
Windows XP Professional version 2002 Service Pack 3
               Service Tag: 66MJ9F1
Bldg Engr: Dell Optiplex GX620
    Windows XP Professional version 2002 Service Pack 3
    Service Tag: 5Y449C1
Parking Office: Dell Dimension DIM 2400
    Windows XP Professional version 2002 Service Pack 1
    Service Tag: 8F2BG31

Printers: HP LaserJet 6P ; Xerox Phaser 8860MFP;     Eltron P310 Card System; Copy Room Printer: HP Officejet 6600

Parking System - Windows Server 2008 R2 Standard SP1; Dell Poweredge T310 & T610; Connected via: Cisco Secure Router 500 & Cisco SF 300-24 Port Switch; Printer: Dell 2350DN

G-2-3

EXHIBIT G-3
ASSIGNMENT AND ASSUMPTION
For and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, 1800 WEST LOOP HOUSTON, LTD. (“Assignor”) hereby sells, transfers, conveys, assigns and sets over unto ______________________________ (“Assignee”), the following described property (collectively, the “Assigned Property”):
(1)    All of Assignor’s right, title and interest, as lessor, in and to all leases, tenancies and rental or occupancy agreements (collectively, the “Leases”) to occupy all or any portion of the real estate commonly known as 1800 West Loop South, Houston, Texas (the “Property”), together with all modifications, extensions, amendments and guarantees thereof listed on Schedule 1 attached hereto together with all rents due, or to become due thereunder on or after the date hereof; and
(2)    all refundable lease security deposits under the Leases (to the extent sums are being paid to Assignee on the date hereof); and
(3)    all of Assignor’s right, title and interest in and to all those contracts, agreements, telecommunications agreements, guarantees, warranties and indemnities affecting the ownership, operation, management and maintenance of the Property listed on Schedule 2 attached hereto (collectively, the “Contracts”); and
(4)    to the extent assignable without the payment of any fee or the occurrence of any obligation, or the execution of any documents (other than this Assignment and Assumption) that create liability or reserve against the Assignor, all of Assignor’s right, title and interest in and to all (i) plans, drawings, specifications, blueprints, surveys, (ii) licenses, franchises, occupancy and use certificates, permits, authorizations, consents, variances, waivers, approvals and the like from any governmental or quasi-governmental entity or instrumentality affecting the ownership, operation or maintenance of the Property, and (iii) all intangible rights and property, including, without limitation, the 1800westloop.com website, all rights of ownership and use of any trade names (excluding Pearlmark or any derivation thereof) used in connection with the Land or Improvements, including without limitation the items listed on Schedule 3 attached hereto.
Assignor does hereby covenant with Assignee that at the time of delivery of this Assignment and Assumption, the Leases and Contracts are free from all encumbrances made by Assignor and that Assignor will warrant and defend the same against the lawful claims and demands of all persons claiming by, through or under Assignor, but against none other. Except as to the special warranty of title and any representation and warranty expressly set forth in the

G-3-1

Real Estate Purchase and Sale Agreement dated November 5, 2012 between Assignor and Assignee (as the same may have been amended and/or assigned, the “Sale Agreement”), the Assigned Property is conveyed “as is” and Assignor makes no other warranty with respect thereto.
Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in connection with the Leases and Contracts, or any of them, based upon or arising out of any breach or alleged breach of the Leases and Contracts, or any of them, by Assignor occurring or alleged to have occurred prior to the date hereof subject to Seller’s Maximum Liability as set forth in the Sale Agreement.
EXECUTED this ___ day of ____________, 2012.

ASSIGNOR:
1800 WEST LOOP HOUTSON, LTD

By:	1800 GP Holdings, LLC, its general
partner

	By:	Aslan Realty Partners III, L.L.C., a
member

	By:	Aslan GP III, L.L.C., its manager
By:
Name:
Title:

	By:	ECP GP Holdings, LLC, a member

By:
Name:
	Title:	Manager

G-3-2

ACCEPTANCE

Assignee hereby accepts the foregoing assignment as of the date hereof and as of such date hereby assumes the performance of all the terms, covenants and conditions of the Assigned Property, including without limitation the obligation to return the refundable lease security deposits under the Leases to the extent the same are received as a credit at Closing, with respect to the period from and after the date hereof.
Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in connection with the Leases and Contracts, or any of them, based upon or arising out of any breach or alleged breach of the Leases and Contracts, or any of them, occurring or alleged to have occurred on or after the date hereof.

Date: _______________, 2012

ASSIGNEE:

By:
Name:
Title:

G-3-3

Schedule 1 to Assignment and Assumption
RENT ROLL
See Attached

G-3-4

Schedule 2 to Assignment and Assumption

CONTRACTS AND TELECOMMUNICATIONS AGREEMENTS

[NEED TO WORK IN CONSTRUCTION CONTRACTS FROM EXHIBIT H]

Captivate Elevator Agreement

Registration and Commission Agreement dated August 3, 2012 regarding Quanex Building Products Corporation between Seller and Fritsche Anderson Realty Partners LLC.
Registration and Commission Agreement dated August 6, 2012 regarding Sound Financial Solutions LP between Seller and Partners Commercial Realty, L.P. dba NAI Houston.

SERVICE	VENDOR	CONTRACT TERMS

Electricity	Suez Energy Resources
	1990 Post Oak, Suite 1900 Houston, TX 77056	Expiration: 4/30/2013 $.05564 + tax & surcharges

Emergency Communication	Kings III
	751 Canyon Drive, Suite 100 Coppell, Texas 75019 1-800-354-6473 (972)-745-3682 (Fax)	Month to Month $418.36/mo or $1,255.10/qtr

Exterior Landscape	Western Horticultural Services
	John J. Catapano P.O. Box 841905 Houston, Texas 77284 (713)-849-2045 (713)-937-3375 (Fax)	Month to Month $1,488.44/mo

Garage Management	Standard Parking
	Leo Demers 1800 West Loop South, Suite 875 Houston, TX 77027 (713)-850-8350 (713)-850-1855 (Fax)	Month to Month $per agreement

Interior Landscape	Ambius
	6205 Skyline Drive Houston, TX 77057	Month to Month $971.39/mo
(713)-783-4500 (713)-783-2911 (Fax)

G-3-5

Janitorial Services	ISS Facility Services
	Jim Roll, General Manager 6137 Westview Dr. Houston, TX 77055 (713)-956-2277 (Direct) (713)-956-2851 (Fax)	Month to Month $.072 per cleanable sf + tax

Pest Control	Environmental Coalition
	Dan Porter P.O. Box 1568 Stafford, TX 77497 (281)-438-1500 (281)-438-1501 (Fax)	Month to Month $186.43/mo.

Postage Machine	Pitney Bowes
	1813 N. Atlantic St. Floor 3 Spokane, WA 99201 1-800-732-7222 1-866-268-4156 (Fax)	Expiration: 3/20/2013 $556.00/qtr

Recycling Services	GreenStar/Vista Fibers
	1200 Brittmoore Houston, TX 77043 (713)-461-9933	Expiration: 7/28/13 $pay us

Security	ABM Security
	John Flores, Branch Manager 7324 Southwest Freeway Houston, TX 77092 (713)-556-5428	Month to Month $15,581.42/varies

Trash	OP Enterprise Don Blanz PO Box 218684 Houston, TX 77218 713 492 2231 713 492 9750 fax	Month to Month $1,131.69/mo

Water Treatment	Aquatrol Chemical
	8401 Cheswick Drive Houston, TX 77037	Month to Month $443.83/mo

PipeMaster
	Matthew Mueller 11718 Pecan Creek Dr. Houston, TX 77043	Month to Month $250/mo

Window Washing	Martin’s Window Washing

G-3-6

Dana Taylor, Executive Vice President 11209 Todd Houston, TX 77055 (713)-956-0112 (713)-715-7035	Service to Service $5,011/ exterior only

G-3-7

Schedule 3 to Assignment and Assumption

LICENSES

ISSUER	PERMIT NAME	NUMBER	ISSUE DATE	EXPIRATION DATE
City of Houston	Alarm Permit	HFD09010672		02/04/2013
City of Houston	Annual Electrical Maintenance Permit	09091933/5201854		09/30/2013
City of Houston	Annual Elevator Operating Permit	49000579/5031822		1st Quarter of 2013
City of Houston	Elevator Operating Permit	1748	01/24/1986
City of Houston	Fire Prevention Permit (K1 – Key/Fire Boxes)	04113272/4988429		12/06/2012
City of Houston	Fire Prevention Permit (f7 – FC STRG&USE GE)	06005011/4988430		12/06/2012
City of Houston	Sign Operating Permit	00149603	07/31/2012	07/31/2013
City of Houston	Sign Operating Permit (Leasing Data)	11077337		08/31/2013
City of Houston	Traffic Control Permit	TC – 577		08/07/2013

Certificates of Occupancy:

1st Floor		Lobby Area Remodel	8/27/04
	100	Third Coast Bank	5/5/12
	120	Kyle Drake	7/21/11
	160	Skyline Deli	7/21/11
2nd Floor		Corridor & ADA restroom remodel	12/12/07
	200	DRG & E	12/19/07
	250	IIE	4/13/09
3rd Floor		ADA restroom remodel	4/14/05
	300	DHS / GSA	11/21/08
	340	Metromedia/AboveNet	9/1/00
4th Floor	400	BlueCross BlueShield of Texas	8/3/15
	440	VACANT	11/14/03
	450	VACANT	2/14/07
	470	(Arnel) Wizig Jewelers	10/15/86
	475	American Petroleum Institute	6/6/12
	485	VACANT	8/10/89
	490	It’s Just Lunch	7/21/11

G-3-8

5th Floor	500	BlueCross BlueShield of Texas	8/3/12
6th Floor		ADA restroom remodel	1/07/09
	600	BlueCross BlueShield of Texas	8/3/12
7th Floor		ADA restroom remodel	12/11/07
		Precash Data Center	10/3/03
	700	VACANT	7/16/07
	725	VACANT	6/25/99
8th Floor	800	Pierpont Communications	1/23/97 & 4/15/05
	850	EXP	12/6/11
	875	Transwestern	9/29/12
	888	VACANT	6/26/92
9th Floor		ADA restroom remodel	11/21/06
	900	Project Consulting	7/24/06 & 7/07/08
10th Floor	1000	Knowledge Reservoir	11/05/08
	1050	Professional Alternatives	01/14/99 & 6/2/11
11th Floor	1100	Continental Energy	1/27/09
	1115	VACANT	6/11/11
	1150	Colonial Life	8/6/08
12th Floor		ADA Restroom Remodel	12/11/07
	1200	Nynas	10/10/07 & 4/8/09
	1250	DISYS	1/5/12
13th Floor	1300	Sueba	1/4/96
	1325	Oasis Bank	8/1/07
14th Floor		ADA restroom remodel	1/25/05
	1400	PreCash	1/4/05
15th Floor	1500	PreCash	2/9/06
16th Floor		ADA restroom remodel	11/30/06
	1600	Texas American Title	10/02/02
	1650	Sparrowhawk	1/3/12
	1660	HTX Capital	7/28/06 & 4/8/09
	1690	Anglo-Suisse	9/1/11
17th Floor		ADA restroom remodel	9/24/03
	1700	Neste	6/07/01
	1750	Neel Hooper & Banes	03/31/03
	1760	Neste Oil	7/10/07
	1780	Atterro/ProStaff	9/1/11
	1790	Legacy Asset Management	2/8/90
18th Floor	1800	Kentz USA	12/30/11
	1810	Petroleum Pipe	5/3/04
	1850	Klass Time	7/28/06
	1860	Henry S. Miller	6/29/06
	1875	Holthouse Interests	4/7/04
19th Floor		ADA restroom remodel	10/26/06
	1980	Houston Asset Management	7/18/95 & 8/8/97 & 4/8/09 4/14/11 & 8/8/12

G-3-9

20th Floor	2000	FKM	1/22/09 & 6/2/11
21st Floor	2100	FKM	1/22/09 & 6/2/11
		Parking Garage	12/5/91
		Parking Garage Remodel	7/8/09 & 1/4/10

G-3-10

EXHIBIT H
Disclosure of Lease Matters
1.    Seller’s Lease Obligations:

Health Care Service Corp (“HCSC”): Pursuant to its Lease, HCSC is entitled to a $1,687,490 TI allowance none of which has been paid out as of the Date of Agreement. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $96,428 may be applied to phone and cabling. In the event that Tenant does not submit to Landlord a written request for payment of the entire TI amount (together with all of the documents required for such payment) by 12/31/2012, any undisbursed portion of the TI shall accrue to the sole benefit of Seller. Tenant is performing such TI work with its own contractor. Full leasing commissions in the amount of $183,695.34 and $367,390.68 have been paid to Transwestern and Jones Lang LaSalle, respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume any Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance pending completion of such work.

Drilling Info: Pursuant to its Lease, Drilling Info is entitled to a $70,000 TI allowance. Seller provided the build-out on a turnkey basis and Drilling Info has taken occupancy. Seller entered into an agreement with J. Stone Construction for such TI work which work has been completed and $6,662.25 remains to be paid to J. Stone Construction which amount will be paid before Closing. Leasing commissions in the amount of $16,616.45 and $33,232.91 have been paid to Transwestern and Transwestern, respectively, and $16,616.45 and $33,232.91 are due since tenant is in occupancy and will be paid upon receipt of final commission invoices. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the leasing commissions and Purchaser shall assume all Contracts and obligations relating to the foregoing.

Pierpont: Pursuant to its Lease, Pierpont is entitled to a $78,260 TI allowance. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $31,304 may be applied to free rent and any unused TI amounts in excess thereof shall be the sole property of Seller. Seller has entered into an agreement with J. Stone Construction for such TI work which work has been completed and $4,242.51 remains to be paid to J. Stone Construction which amount, in addition to $1,060.63 for Construction Management Fees to Transwestern, will be paid before Closing. Tenant exercised their option to apply up to $31,304 of the remaining TI against their rent. All other remaining TI shall be the sole property of Landlord.. Full leasing commissions in the amount of $25,704.76 and $51,409.52 have been paid to Transwestern and Colliers Appelt Womack, respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume all Contracts and obligations relating to the foregoing.

Professional Alternatives: Pursuant to its Lease, Professional Alternatives is entitled to a $19,260 TI allowance none of which has been paid out as of the Date of Agreement. Tenant is responsible for any TI costs above such amount. Any unused TI amount remaining on 4/30/13 is forfeited. Seller has not yet signed any Contract for such work for the premises. Full leasing commissions in the amount of $11,984 and $23,968 have been paid to Transwestern and Dapar, Inc., respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance pending completion of such work.
Italy America: Pursuant to its Lease, Italy America is entitled to a $12,110 TI allowance none of which has been paid out as of the Date of Agreement. Any unused TI amount is forfeited. Seller is providing the build-out on a turnkey basis and has not yet signed any Contract for such work for the premises. Full leasing commissions in the amount of $4,584.50 and $9,169 have been paid to Transwestern and Newmark Knight Frank, respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance pending completion of such work.
NA Interpipe: Pursuant to its Lease, NA Interpipe is entitled to a $61,165.44 TI allowance. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $13,776 may be applied to telephone and data cabling and/or out-of-pocket move related expenses. Any TI remaining after 5/31/2013 shall be the sole property of Seller. Seller has entered into an agreement with Burton Construction for such TI work pursuant to which approximately $59,595 remains unpaid as of the Date of Agreement. Full leasing commissions in the amount of $17,013.36 and $34,026.72 have been paid to Transwestern and Cushman & Wakefield, respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance pending completion of such work.
Quanex: Pursuant to its Lease, Quanex is entitled to a $812,680 TI allowance none of which has been paid out as of the Date of Agreement. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $162,536 may be applied to telephone and data cabling costs, out-of-pocket move related expenses and/or third-party construction management fees. Any TI remaining 12 months from Commencement of the Lease, which is scheduled to commence on 4/6/2013, shall be the sole property of Seller. Tenant is performing such TI work with its own contractor. Leasing commissions in the amount of $56,650.57and $113,301.14 have been paid to Transwestern and Fritsche Anderson Realty, respectively, and $56,650.57 and $113,301.14 will be due to such respective brokers upon tenant taking occupancy. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and leasing commissions and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance and leasing commissions pending completion of such work.
Sound Energy/HXT Capital Management: Pursuant to its Lease, Sound Energy/HXT Capital Management is entitled to a $27,027 TI allowance. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $11,583 may be applied to free rent. Seller has entered into an agreement with Commercial Tenant Construction for such TI work of which approximately $4,047 remains unpaid as of the Date of Agreement. Full leasing commissions in the amount of $10,241.30 and $20,482.61 have been paid to Transwestern and Jones Lang LaSalle, respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume all Contracts and obligations relating to the foregoing.
Neste: Pursuant to its Lease, Neste is entitled to a $44,312 TI allowance none of which has been paid out as of the Date of Agreement. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $11,078 may be applied to architectural costs, moving costs incurred in connection with vacating the Reduction Space per the Lease or, upon written request from Neste, applied as a rent credit but forfeited after 10/1/13. Seller has not yet signed any Contract for such work for the premises. Full leasing commissions in the amount of $14,096.70 and $28,193.51 have been paid to Transwestern and Jones Lang LaSalle, respectively. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance pending completion of such work.
Sound Financial: Pursuant to its Lease, Sound Financial is entitled to a $188,140 TI allowance none of which has been paid out as of the Date of Agreement. Tenant is responsible for any TI costs above such amount. Any unused TI amount up to $16,360 may be applied to telephone and data cabling and/or out-of-pocket move related expenses. Any TI remaining 6 months from Commencement of the Lease, which is scheduled to commence on 11/1/2012, shall be the sole property of Seller. Seller has entered into an agreement with Trademark Construction for such TI work. Leasing commissions in the amount of $13,619.70 and $27,239.40 have been paid to Transwestern and NAI Partners, respectively, and $13,619.70 and $27,239.40 will be due to such respective brokers upon tenant taking occupancy. At Closing, Seller shall give Purchaser a credit for any remaining unpaid amounts of the TI allowance and leasing commissions and Purchaser shall assume all Contracts and obligations relating to the foregoing. Alternatively, at Closing, at Seller’s option, Seller shall escrow any remaining unpaid amounts of the TI allowance and leasing commissions pending completion of such work
Investment Marketing: Pursuant to its Lease, Investment Marketing is entitled to a $14,142 TI allowance of which approximately $1,412 remains unpaid as of the Date of Agreement. Tenant is responsible for any TI costs above such amount. Any unused TI amount is forfeited on 11/1/12.  Tenant is performing such TI work with its own contractor. Leasing commissions in the amount of $4,692.60 have been paid to Transwestern and $8,035.20 will be due Transwestern upon tenant taking occupancy. At Closing, Seller shall give Purchaser a credit for any remaining unpaid and unforfeited amounts of the TI allowance and leasing commissions and Purchaser shall assume all Contracts and obligations relating to the foregoing.
2.    Purchaser’s Lease Obligations:

Kyle N. Drake, LLC: Pursuant to its Lease, Kyle N. Drake, LLC’s current term expires December 31, 2012, however, such tenant has requested that Seller extend the term of such Lease for an additional year, through December 31, 2013 on an “as is” basis at a base rent of

$2,118 per month plus tenant’s share of excess basic costs and taxes in accordance with the Lease and continuing to include three unreserved parking spaces at $45 per month per parking space plus taxes. Leasing commissions to Transwestern will be due in connection with the extension. The proposed terms are set forth in the attached draft Third Amendment to Lease attached hereto as part of this Exhibit H. Notwithstanding anything to the contrary set forth in the Agreement and regardless of when the Third Amendment to Lease or other documents evidencing the foregoing extension are executed, Purchaser acknowledges and agrees that it (and not Seller) shall be responsible for all costs and leasing commissions relating thereto in the event the Closing occurs. At Closing, Purchaser shall assume all Lease amendments and obligations relating to the foregoing and shall give Seller a credit for any such amounts previously paid by Seller.
Steve Shaper: Steve Shaper is presently a licensee of certain space at the Property, however, he has requested that his license arrangement be converted to a 39 month lease commencing December 1, 2012 on the terms generally outlined in the lease draft attached hereto as part of this Exhibit H. Leasing commissions to Transwestern will be due in connection with such lease. Notwithstanding anything to the contrary set forth in the Agreement and regardless of when a definitive lease or other documents evidencing the foregoing tenancy are executed, Purchaser acknowledges and agrees that it (and not Seller) shall be responsible for all costs and leasing commissions relating thereto in the event the Closing occurs. At Closing, Purchaser shall assume all Lease documentation, Contracts and obligations relating to the foregoing and shall give Seller a credit for any such amounts previously paid by Seller.
Knowledge Reservoir: Pursuant to its Lease, Knowledge Reservoir’s current term expires January 31, 2013, however, such tenant has requested that Seller extend the term of such Lease for an additional 62 months, through March 31, 2018 on the terms generally outlined in the leasing approval summary attached hereto as part of this Exhibit H. Leasing commissions to Transwestern and Knowledge Reservoir’s leasing broker will be due in connection with the extension. Notwithstanding anything to the contrary set forth in the Agreement and regardless of when a definitive lease, extension or other documents evidencing the foregoing extension are executed, Purchaser acknowledges and agrees that it (and not Seller) shall be responsible for all costs and leasing commissions relating thereto in the event the Closing occurs. At Closing, Purchaser shall assume all Lease documentation, Contracts and obligations relating to the foregoing and shall give Seller a credit for any such amounts previously paid by Seller.
Digital Intelligence Systems: Pursuant to its Lease of Suite 1250 at the Property, Digital Intelligence Systems has a right of first refusal to expand into Suite 1260 which right of first refusal Digital Intelligence Systems has duly exercised on the terms generally outlined in the _____________________ attached hereto as part of this Exhibit H. Leasing commissions to Transwestern and Digital Intelligence Systems’ leasing broker will be due in connection with the expansion. Notwithstanding anything to the contrary set forth in the Agreement and regardless of when a definitive lease, expansion agreement or other documents evidencing the foregoing right of first refusal and expansion are executed, Purchaser acknowledges and agrees that it (and not Seller) shall be responsible for all costs and leasing commissions relating thereto in the event the Closing occurs. At Closing, Purchaser shall assume all Lease and other documentation,

Contracts and obligations relating to the foregoing and shall give Seller a credit for any such amounts previously paid by Seller.
BE Oil & Gas: BE Oil & Gas or an affiliate thereof desires to lease Suite 1115 at the Property for a 38 month term with 2 month’s free rent commencing on or about November 1, 2012 on an “as is” basis at a rent of $18.50 - $19.00 - $19.50 psf NNN and a security deposit of $2,888.95. Leasing commissions to Transwestern and tenant’s leasing broker, if any, will be due in connection with the extension. Notwithstanding anything to the contrary set forth in the Agreement and regardless of when a lease or other documents evidencing the foregoing tenancy are executed, Purchaser acknowledges and agrees that it (and not Seller) shall be responsible for all costs and leasing commissions relating thereto in the event the Closing occurs. At Closing, Purchaser shall assume all lease documents, Contracts and obligations relating to the foregoing and shall give Seller a credit for any such amounts previously paid by Seller.
Purchaser expressly acknowledges and agrees that Seller has made no assurances that any of the foregoing transactions will be consummated prior to Closing or at any time thereafter. The failure of any of the foregoing to occur shall not give rise to a default by Seller under the Agreement nor shall any of them be a condition to Purchaser’s obligation to close on the sale of the Property.
See also Exhibit D.

EXHIBIT I
Telecommunications Licenses, Riser
Management Agreements and Rooftop
Contracts To Be Assumed by Purchaser
Captivate Elevator Agreement

I-1

EXHIBIT J

ESTOPPEL CERTIFICATE

The undersigned ________________________________________________________ (“Tenant”) represents and certifies to 1800 West Loop Houston, Ltd. (“Landlord”) and KBS Capital Advisors LLC and its successors and assigns (“Buyer”) that as of November ____, 2012 (the “Effective Date”):

1.
Tenant leased approximately ____________ square feet commonly known as Suite ____ (the “Premises”) located at 1800 West Loop South, Houston, Texas (the “Property”), pursuant to a lease currently with Landlord and dated ______________________, which has not been modified or amended, either verbally or in writing, except as follows: ______________________________________________________________________________________________________________________________________________________________________________________________. There are not any other agreements, oral or written, between Landlord and Tenant. The original lease and the modifications or amendments listed above, if any, are collectively referred to as the “Lease.” A true, complete and accurate copy of the Lease and any guarantees thereof, are attached hereto as Exhibit A.

2.	The Lease is in full force, and Tenant has accepted and, subject to Section 12 below, is in possession of the Premises. [Modify per Exhibit H]

3.
The term of the Lease commenced on ____________________, _____, and shall expire by its terms on __________________________, 20____, unless sooner terminated, subject to any rights of Tenant to extend the term as expressly set forth in the Lease.

4.
The amount of the monthly base rent is $__________________. All rent has been paid through ________________, 2012. There are no applicable abatements on rent or other charges now or hereafter existing except as expressly set forth in the Lease.

5.
Tenant’s prorata share of the entire property in which the Premises are located, for purposes of allocating operating expenses and real estate taxes is ____%. Tenant is obligated to pay its prorata share of (Choose One/Strike Others):

Increases over base year 20____.
Increases over a stipulated amount per square foot ____/sf.
All operating expenses and real estate taxes (net lease).

6.
Pursuant to the Lease, Tenant is entitled to _______ reserved parking spaces at a per space charge of $____________ per month and ________ unreserved parking spaces at a per space charge of $____________ per month at the Property. Notwithstanding the foregoing, parking charges are abated through _____________________.

7.	Except as expressly set forth in the Lease, Tenant has no: (i) option or right to extend the term of the Lease; (ii) right to expand the Premises; (iii) right of first refusal with respect to leasing other parts of the Property; or (iv) right to terminate the Lease (apart from any termination right arising out of defaults or damage to or condemnation of the Premises or the Property). Tenant has no right of first refusal or option to purchase the Premises or the Property.

8.
To Tenant’s knowledge, neither Landlord nor Tenant is in default in the performance of any covenant, agreement or condition contained in the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by any party under the Lease.

9.
All improvements, equipment, trade fixtures and any other items to be constructed or furnished by or at the expense of Landlord for the Premises have been completed or supplied to the satisfaction of the Tenant in accordance with the terms of the Lease, and all contributions by Landlord to Tenant on account thereof have been received by Tenant except:____________________. [Modify per Exhibit H]

10.
Landlord is holding, as security for the performance of Tenant’s obligations under the Lease, the amount of $____________________ [in cash] [in the form of a letter credit]. No amounts of monthly base rent payable under the Lease have been prepaid except through the end of the current calendar month, and no other charges payable under the Lease have been prepaid for any period, other than estimated payments of operating expenses and taxes.

11.
There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant which has not previously been discharged or withdrawn.

12.	Tenant has not assigned its interest in the Lease nor has Tenant sublet any portion of the Premises.
Tenant understands that Buyer may purchase the Property and that such purchase will be in material reliance on this Estoppel Certificate. Tenant further understands and acknowledges that a capital source or lender of Buyer may rely on this Estoppel Certificate as a material condition to the funding of a loan for the purchase or refinancing of such loan, and this Estoppel Certificate shall inure to the benefit of such capital source and/or lender and their respective successors and assigns.

Tenant:

By:
Name:
Title:

Exhibit A
Lease, as amended, and Guaranty, if any
See Attached

Exhibit 10.23
EXHIBIT K
RECERTIFICATION OF REPRESENTATIONS AND WARRANTIES
The undersigned hereby certifies to ______________________________ (“Purchaser”) that each of the representations and warranties made in Section 8 of that certain Real Estate Purchase and Sale Agreement dated November 5, 2012, as amended and/or assigned, by and between the undersigned and Purchaser is true, correct and complete in all material respects as of the date hereof except ___________________________________________________________________________________________________________________________________________________________.
Dated: ________________, 2012

1800 WEST LOOP HOUTSON, LTD

By:	1800 GP Holdings, LLC, its general
partner

	By:	Aslan Realty Partners III, L.L.C., a
member

	By:	Aslan GP III, L.L.C., its manager
By:
Name:
Title:

	By:	ECP GP Holdings, LLC, a member

By:
Name:
	Title:	Manager

K-1

EXHIBIT L
FORM OF TENANT NOTIFICATION LETTER
_____________, 2012
To the Tenants of 1800 West Loop South, Houston, Texas
Re:    NOTICE OF SALE
Ladies and Gentlemen:
This notice is delivered to advise you that as of the date hereof the above-referenced property was sold and conveyed by 1800 WEST LOOP HOUSTON, LTD. to _______________________ (the “Purchaser”) and that, in connection with the sale, your lease and the security deposit thereunder were assigned to the Purchaser. Accordingly, you are hereby authorized and directed to make all future payments under the lease to Purchaser at the following address:

All notices and other communications to the landlord under or in connection with your lease should be made to the Purchaser at the following address:

Furthermore, please notify the insurance carrier(s) providing insurance required under your lease of the foregoing and have the Purchaser as well as ____________ [Purchaser’s Property Manager] added as additional insureds.

L-1

If you have any questions regarding any of this information, please contact ___________________________ at ________________________.
Very truly yours,

1800 WEST LOOP HOUTSON, LTD

By:	1800 GP Holdings, LLC, its general
partner

	By:	Aslan Realty Partners III, L.L.C., a
member

	By:	Aslan GP III, L.L.C., its manager
By:
Name:
Title:

	By:	ECP GP Holdings, LLC, a member

By:
Name:
	Title:	Manager

Insert purchaser signature block

L-2

EXHIBIT M
PURCHASER’S 3-14 AUDIT DOCUMENTS AND QUESTIONS
Background Questions:
Basis of Accounting :  Cash,  Tax, Accrual, Historical GAAP ?  Historical GAAP preferred
Have property f/s been audited?
Have audits been performed for the last 3 years?
If audited by what firm?
General
Property operating statements for the last three full calendar years and for the current year to date.
Trial balances at end of the last three full calendar years and as of the current date
General ledger for the last three full calendar years and for the current year to date
Revenues
Access to the following for all revenues for the last three full calendar years and for the current year to date –
Lease agreements
Rent rolls
Billing invoices
Bank statements
Bank reconciliations
Access to the following for certain revenues, if applicable, for the last three full calendar years and for the current year to date –
Schedule of parking revenues and related support (agreements, copy of receipts, etc.)
Schedule of interest income and related support (confirmations, bank statements, etc.)
Expenses
Access to the following for all expenses for the last three full calendar years and for the current year to date –
Invoices
Check copies
Bank statements
Bank reconciliations

Access to the following for all certain expenses, if applicable, for the last three full calendar years and for the current year to date –
Property tax bills
Insurance statements
Insurance policies
Management fee agreement

M-1

Management fee calculation
Agreements with contractors
Reimbursable Expenses
Access to the following for the last three full calendar years and for the current year to date-
CAM calculation
Rent rolls
Other Supporting Schedules (if applicable)
Straight lining of rent support for the last three full calendar years and for the current year to date

M-2

SCHEDULE 8
DISCLOSURE
I.    Section 8(a)(ii)
None
II.    Section 8(a)(vi)
None